                                                            File Number 33-85496

                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                    FORM S-6


                       POST-EFFECTIVE AMENDMENT NUMBER 4


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                (Name of Trust)


                       Minnesota Life Insurance Company
            (formerly The Minnesota Mutual Life Insurance Company)
                                  (Depositor)


            400 Robert Street North, St. Paul, Minnesota  55101-2098
                   (Depositor's Principal Executive Offices)


                              Dennis E. Prohofsky
             Senior Vice President, General Counsel and Secretary
                       Minnesota Life Insurance Company
                            400 Robert Street North
                        St. Paul, Minnesota  55101-2098
                              (Agent for Service)

                                    Copy to:
                             J. Sumner Jones, Esq.
                             Jones & Blouch L.L.P.
                        1025 Thomas Jefferson St., N.W.
                                 Suite 405 West
                             Washington, D.C. 20007


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)
  ___ immediately upon filing pursuant to paragraph (b) of Rule 485
  ___ on (date) pursuant to paragraph (b) of Rule 485

  ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   X  on May 3, 1999 pursuant to paragraph (a)(1) of Rule 485
  ---

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

  ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.




                     TITLE OF SECURITIES BEING REGISTERED:

                  Variable Universal Life Insurance Policies

                                MINNESOTA LIFE
                        VARIABLE UNIVERSAL LIFE ACCOUNT

                                       OF

                       MINNESOTA LIFE INSURANCE COMPANY

                            CROSS REFERENCE TO ITEMS
                            REQUIRED BY FORM N-8B-2

N-8B-2 Item    Caption in Prospectus

   1.          Cover Page

   2. Cover Page; General Descriptions, Minnesota Life Insurance Company, Variable Universal Life Account

   3.          Not Applicable

   4.          Distribution of Policies

   5.          General Descriptions, Variable Universal Life Account

   6.          General Descriptions, Variable Universal Life Account

   7.          General Descriptions, Variable Universal Life Account

   8.          Financial Statements

   9.          Legal Proceedings

   10. Summary; Detailed Information About the Variable Universal Life Insurance Policy; Charges; Voting Rights

   11. Summary; Detailed Information About the Variable Universal Life Insurance Policy; General Descriptions, Advantus Series Fund, Inc., Fidelity Variable Insurance Products Fund, and Fidelity Variable Insurance Products Fund II

   12. Summary; Detailed Information About the Variable Universal Life Insurance Policy; General Descriptions, Advantus Series Fund, Inc., Fidelity Variable Insurance Products Fund, and Fidelity Variable Insurance Products Fund II

   13. Detailed Information About the Variable Universal Life Insurance Policy; Charges

   14. Detailed Information About the Variable Universal Life Insurance Policy; Applications and Policy Issue

   15. Detailed Information About the Variable Universal Life Insurance Policy; Policy Premiums

   16.         Account Values

   17. Summary; Detailed Information About the Variable Universal Life Insurance Policy; Account Values

   18. General Descriptions, Advantus Series Fund, Inc., Fidelity Variable Insurance Products Fund, and Fidelity Variable Insurance Products Fund II

   19.         General Matters Relating to the Policy

   20.         Not Applicable

   21.         Account Values; Policy Loans

   22.         Not Applicable

   23.         Not Applicable

   24. General Matters Relating to the Policy; General Provisions of the Group Contract

   25.         General Descriptions, Minnesota Life Insurance Company

   26.         Not Applicable

   27.         General Descriptions, Minnesota Life Insurance Company

   28.         Directors and Principal Officers of Minnesota Life

   29.         General Descriptions, Minnesota Life Insurance Company

   30.         Not Applicable

   31.         Not Applicable

   32.         Not Applicable

   33.         Not Applicable

   34.         Not Applicable

   35.         General Descriptions, Minnesota Life Insurance Company

   36.         Not Applicable

   37.         Not Applicable

   38.         Distribution of Policies

   39.         Distribution of Policies

   40.         Not Applicable

   41.         Distribution of Policies

   42.         Not Applicable

   43.         Not Applicable

   44. Detailed Information About the Variable Universal Life Insurance Policy; Policy Values

   45.         Not Applicable

   46.         Not Applicable

   47. Detailed Information About the Variable Universal Life Insurance Policy; Policy Loans; Surrender

   48.         Not Applicable

   49.         Not Applicable

   50.         General Descriptions, Variable Universal Life Account

   51. Summary; Detailed Information About the Variable Universal Life Insurance Policy; Policy Charges

   52.         Summary; General Descriptions, Variable Universal Life Account;
               Advantus Series Fund, Inc.; Fidelity Variable Insurance Products Fund; Fidelity Variable Insurance Products Fund II

   53.         Federal Tax Status

   54.         Not Applicable

   55.         Not Applicable

   56.         Not Applicable

   57.         Not Applicable

   58.         Not Applicable

   59.         Financial Statements

  Prospectus

    Minnesota Life Variable
     Universal Life Account

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance Policies issued by Minnesota Life Insurance Company ("Minnesota Life"). The policies are designed for use in group-sponsored insurance programs to provide life insurance protection and the flexibility to vary premium payments. Certificates setting forth or summarizing the rights of the owners and/or insureds will be issued under the group contract. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued.


The owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account (herein "separate account"). Net premiums may also be allocated to a guaranteed account of Minnesota Life. To the extent of the investment of a policy in the separate account, the account value will vary with the investment experience of the sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts.

The separate account invests its assets in shares of Advantus Series Fund, Inc., Fidelity's Variable Insurance Products Fund, and Fidelity's Variable Insurance Products Fund II (the "Funds"). The Funds have nineteen Portfolio s which are available. They are:

 . Growth Portfolio

 . Bond Portfolio

 . Money Market
 Portfolio

 . Asset Allocation
 Portfolio

 . Mortgage Securities
 Portfolio

 . Index 500 Portfolio


 . Capital Appreciation
 Portfolio

 . International Stock
 Portfolio

 . Small Company Growth
 Portfolio

 . Maturing Government
 Bond

 . Value Stock Portfolio


 . Small Company Value
Portfolio

 . Global Bond Portfolio


 . Index 400 Mid-Cap
Portfolio

 . Macro-Cap Value
Portfolio

 . Micro-Cap Growth
Portfolio

 . Fidelity VIP--High
 Income Portfolio


 . Fidelity VIP--Equity-
 Income Portfolio

 . Fidelity VIP II--
 Contrafund Portfolio


 Portfolio (target
 maturity of 2010)

Although the Maturing Government Bond Portfolio with a target maturity of 2002 is included in this prospectus, it is not available for premium allocations or transfers effective May 1, 1997.


THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS.
 THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.


THE POLICIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATIONS TO THE CONTRARY IS A CRIMINAL OFFENSE.

Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101-2098

651.665.3500 Tel
www.minnesotamutual.com

Dated: May 3, 1999

--------------------------------------------------------------------------------
                                                               Table of Contents
--------------------------------------------------------------------------------

                                                                            Page
Special Terms..............................................................   2
Summary....................................................................   3
Condensed Financial Information............................................   8
General Descriptions.......................................................  10
  Minnesota Life Insurance Company.........................................  10
  Variable Universal Life Account..........................................  10
  Advantus Series Fund, Inc................................................  11
  Fidelity Variable Insurance Products Funds...............................  11
  Additions, Deletions or Substitutions....................................  12
  The Guaranteed Account...................................................  12
    General Description....................................................  13
    Guaranteed Account Value...............................................  13
Information About the Policy...............................................  14
  Applications and Policy Issue............................................  14
  Policy Premiums..........................................................  14
  Death Benefit............................................................  15
  Change in Face Amount....................................................  17
  Payment of Death Benefit Proceeds........................................  17
  Account Values...........................................................  18
  Policy Loans.............................................................  20
  Surrender and Partial Surrender..........................................  21
  Transfers................................................................  21
  Dollar Cost Averaging....................................................  23
  Free Look................................................................  23
  Conversion Right to an Individual Policy.................................  24
  Continuation of Group Coverage...........................................  24
  Charges..................................................................  24
    Premium Expense Charges................................................  25
    Account Value Charges..................................................  25
    Separate Account Charges...............................................  27
  Fund Charges.............................................................  27
  Guarantee of Certain Charges.............................................  29
  Additional Benefits......................................................  29
  General Matters Relating to the Policy...................................  30
  General Provisions of the Group Contract.................................  33
Other Matters..............................................................  33
  Federal Tax Status.......................................................  33
  Year 2000 Computer Problem...............................................  36
  Directors and Principal Officers of Minnesota Life.......................  37
  Voting Rights............................................................  38
  Distribution of Policies.................................................  38
  Legal Matters............................................................  39
  Legal Proceedings........................................................  39
  Experts..................................................................  39
  Registration Statement...................................................  39
Financial Statements of Minnesota Life Variable Universal Life Account.....
Financial Statements of Minnesota Life Insurance Company and
 Subsidiaries..............................................................
Appendix I-Illustrations of Account Values and Death Benefits..............
Appendix II-Policy Loan Example............................................

-------------------------------------------------------------------------------
Special Terms
-------------------------------------------------------------------------------

As used in this prospectus, the following terms have the indicated meanings:
Account Value: The sum of the separate account value, guaranteed account value and loan account value.
Attained Age: The issue age of the insured plus the number of completed policy years.
Beneficiary: The person(s) named in an application for insurance or by later designation to receive policy proceeds in the event of the insured's death. A beneficiary may be changed as set forth in the policy and this prospectus.
Certificate: A document issued to the owner of a policy issued under a group contract setting forth or summarizing the owner's rights and benefits.
Code: The Internal Revenue Code of 1986, as amended.
Contractholder: The entity that is issued a group contract.
Eligible Member: A member of the group seeking insurance who meets the requirements stated on the specification pages of the group contract or policy to be an owner and/or insured of a policy under the group-sponsored program. Face Amount: The minimum amount of death benefit proceeds paid upon the death of the insured, so long as the policy remains in force and there are no outstanding policy loans. The face amount is shown on the specifications page attached to the policy.
Funds: The mutual fund or separate investment portfolio within a series mutual fund which we have designated as an eligible investment for the Variable Universal Life Account, currently, Advantus Series Fund, Inc. and its Portfolios, Fidelity's Variable Insurance Products Fund and its Portfolios, and Fidelity's Variable Insurance Products Fund II and its Portfolio.
General Account: All of our assets other than those in the Variable Universal Life Account or in other separate accounts established by us.
Group Contract: A Variable Universal Life Insurance Policy issued to the contractholder.
Group Sponsor: The employer, association or organization that is sponsoring a program of insurance for the group members.
Guaranteed Account: Assets other than the loan account value that are attributable to a policy and held in our general account.

Guaranteed Account Value: The sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, minus amounts transferred to the separate account or removed in connection with a partial surrender or policy loan and minus charges assessed against the guaranteed account value.
Individual Insurance: Insurance provided under a group contract or under an individual policy issued in connection with a group-sponsored insurance program on a group member or a member's spouse.
Insured: The person whose life is covered by life insurance under a policy. This term may include a group member and a member's spouse.
Issue Age: The insured's age at his or her last birthday as of the issue date. Issue Date: The effective date of an insured's coverage under a policy.
Loan Account: The portion of the general account attributable to policy loans under policies of this type.
Loan Account Value: Assets held in our general account as collateral for outstanding policy loans under a policy, together with accrued interest. Maturity Date: The 95th birthday of the insured or a later birthday which is established for policies issued under the group-sponsored insurance program.
Member: An individual belonging to the group seeking insurance.
Monthly Anniversary: The first day of each calendar month on, or following, the issue date.
Net Cash Value: The account value of a policy less any outstanding policy loans and accrued policy loan interest charged and less any charges due. It is the amount an owner may obtain through surrender of the policy.
Owner: The owner of a policy, as designated in the application or as subsequently changed. An owner may be changed as set forth in the policy and this prospectus.
Policy: Either the certificate or the individual policy offered by us and described in this prospectus.
Policy Anniversary: The same day and month in each succeeding year as the policy date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The policy anniversary is shown on the specifications page attached to the policy.
Policy Date: The first day of the calendar month on, or following, the issue date. This is the date from which policy years and policy months are measured. Policy Month: A calendar month.
Policy Year: A period of one year measured from the policy date and from each successive policy anniversary.

Separate Account: Minnesota Life Variable Universal Life Account, a separate investment account with nineteen "sub-accounts" (each investing in a different Portfolio of the Funds), the investment experience of each of which is separate from that of our general account and our other assets.
Separate Account Value: The sum of all sub-account values.
Series Fund: The Advantus Series Fund, Inc., a mutual fund of the series type which is an investment alternative for the Variable Universal Life Account. Sub-Account Value: The number of units of a sub-account credited to a policy times the current unit value for that sub-account.
Unit: An accounting device used to determine the interest of a policy in a sub-account of the Variable Universal Life Account.
Valuation Date: Each date on which a Fund Portfolio is valued.
Valuation Period: The period between successive valuation dates measured from the time of one determination to the next.
VIP: Fidelity's Variable Insurance Products Fund, a mutual fund of the series type which is an investment alternative of the Variable Universal Life Account. VIP II: Fidelity's Variable Insurance Products Fund II, a mutual fund of the series type which is an investment alternative of the Variable Universal Life Account.

We, Our, Us: Minnesota Life Insurance Company.

--------------------------------------------------------------------------------
                                                                        Summary
--------------------------------------------------------------------------------


  The following summary is designed to answer certain general questions concerning the policy and to give a brief overview of the more significant policy features. This summary is not comprehensive. You should review the information contained elsewhere in this prospectus.

What is a universal life insurance policy?

  A universal life insurance policy is an adjustable benefit life insurance policy. Itallows for the accumulation of cash values while the policy's life insurance coverage remains in force and which permits the flexible payment of premiums. An adjustable benefit policy has a stated face amount of insurance payable in the event of the death of the insured, which is supported by the deduction of specified monthly charges from the cash values. This amount of insurance may be increased or decreased by the owner of the policy, without the necessity of issuing a new policy for that owner. There are limitations to these changes and we may require evidence of insurability before requested increases go into effect. In addition, the coverage for an insured is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance policies). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as monthly charges may be deducted from the existing balance in the policy's net cash values. Subject to restrictions described herein, an owner may also make payments in excess of that minimum amount required to keep a policy in force. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.
  A universal life insurance policy is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Such a policy may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage.

What makes the policy "variable"?

  The policy is termed "variable" because unlike a universal life policy which provides for the accumulation of policy values at fixed rates determined by the insurance company, variable universal life insurance policy values may be invested in a separate account of ours called the Minnesota Life Variable Universal Life Account ("separate account"). The sub-accounts of the separate account invest in corresponding Portfolios of the Funds. Thus, the owner's account value, to the extent invested in the sub-account of the separate account, will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.

  The account values of the policies, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's investment in the policy. The policy also offers the owner the opportunity to have the account value appreciate more rapidly than it would under comparable fixed benefit policies by virtue of favorable investment performance. In addition, under some policies, the death benefit will also increase and decrease (but not below the guaranteed amount) with investment experience.
  Owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the policy's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under the heading "The Guaranteed Account."

What variable investment options are available?

  The separate account currently invests in nineteen Portfolios of the Funds. Not all of the Portfolios of the Funds may be made available for investment by the separate account. The Maturing Government Bond Portfolio with a maturity of 2002 is included in this prospectus, but it is not available for premium allocations or transfers effective May 1, 1997. Owners may direct their funds to the following Series Fund Portfolios:

  Growth Portfolio
  Bond Portfolio
  Money Market Portfolio
  Asset Allocation Portfolio
  Mortgage Securities Portfolio
  Index 500 Portfolio
  Capital Appreciation Portfolio
  International Stock Portfolio
  Small Company Growth Portfolio
  Maturing Government Bond Portfolio--2010
  Value Stock Portfolio
  Small Company Value Portfolio
  Global Bond Portfolio
  Index 400 Mid-Cap Portfolio
  Macro-Cap Value Portfolio
  Micro-Cap Growth Portfolio


Owners may also direct their funds to the following additional Portfolios:

  Fidelity Variable Insurance Products Fund--High Income Portfolio

  Fidelity Variable Insurance Products Fund--Equity-Income Portfolio

  Fidelity Variable Insurance Products Fund II--Contrafund Portfolio

There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives may be found in the attached Fund prospectuses.

How can net premiums be allocated?
  In the initial application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account. All future net premiums will be allocated in the same proportion until the owner sends us a written request to change the allocation. Similarly, the owner may transfer amounts from one sub-account to another by sending us a written request or by calling us.

What death benefit options are offered under the policy?
  We offer two death benefit options under the policy. Under "Option A", a level death benefit, the death benefit is the face amount of the policy. Under "Option B", a variable death benefit, the death benefit is the face amount of the policy plus the net cash value. So long as a policy remains in force and there are no policy loans, the minimum death benefit under either option will be at least equal to the current face amount. The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding policy loans and accrued policy loan interest charged determined as of the date of death. The group sponsor will select one death benefit option of the two we offer for all policies in a single group-sponsored program. Once selected, a death benefit option under a policy shall remain unchanged.
  There is a minimum initial face amount for the policy which is stated on the specification pages of the policy. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

To whom do we pay death benefits?

  Death benefit proceeds will be paid to the named beneficiary when the insured under a policy dies. Benefits under the policy may be paid in a single sum or under an elected settlement option.

Does the owner have access to the account values?

  Yes. The net cash value, subject to the limitations in the policy, is available to the owner during the insured's lifetime. The net cash value may be used to provide:

 .  retirement income,

 .  as collateral for a policy loan,

 . to continue some amount of insurance protection without payment of premiums or

 .  to obtain cash by surrendering the policy in full or in part.

  The owner may borrow, as a policy loan, an amount up to 90 percent of the owner's account value less any loan account value. Each alternative for accessing the owner's account value may be subject to conditions described in the policy or under the heading "Account Values" of this prospectus.

What charges are associated with the policy?

  We assess certain charges against each premium payment and the account values under each policy and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the policies are fully described under the heading "Charges" of this prospectus. The specific charges are shown on the specifications page of the policy. There are also advisory fees and expenses which are assessed against the asset value of each of the portfolios of the Funds.

 Premium Expense Charges

  Premium expense charges vary based on the group-sponsored insurance program under which the policy is issued. We may deduct from premium paid, a percentage of premium for a sales charge, not to exceed 5 percent, and a percentage of premium for a premium tax charge, not to exceed 4 percent. We will also deduct a percentage of premium as a federal tax charge to recover a portion of our estimated cost for the federal income tax treatment of deferred acquisition costs. If a policy is considered an individual policy under the Omnibus Budget Reconciliation Act, as amended, ("OBRA") the charge will not exceed 1.25 percent of premium. If a policy is considered to be a group policy under OBRA, the charge will not exceed .25 percent of premium.
 Account Value Charges

  The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the policy is issued. Each month, we may deduct from a policy's account value the sum of the following applicable items:

 .  an administration charge;

 .  a cost of insurance charge; and

 .the cost of any additional insurance
benefits provided by rider. The administration charge will never exceed $4 per month. Additional information is provided under the heading "Monthly Deduction."
  For policies under some group-sponsored insurance programs, a partial surrender transaction charge will be assessed against the net cash value to cover administrative processing costs. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn.
  There is currently no transfer charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

 Separate Account Charges

  We assess a mortality and expense risk charge against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the policy is issued. The annual rate will not exceed .50 percent of the average daily assets of the separate account. This annual rate is based on the actuarial risk associated with the group that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
  We reserve the right to deduct a charge against the separate account assets, or make other provisions, for any additional tax liability we may incur with respect to the separate account or the policies, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for state premium taxes and federal taxes. No such charge or provision is made at the present time.

Fund Charges Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and expenses which are assessed against the net asset value of each of the Portfolios of the Funds. Advantus Capital Management, Inc. ("Advantus Capital") acts as the investment adviser to the Series Fund.

  Advantus Capital is a wholly-owned subsidiary of Minnesota Life. For more information about the Series Fund, see the prospectus of Advantus Series Fund, Inc. which is attached to this prospectus.

  The Fidelity Management and Research Company (FMR), a subsidiary of FMR Corp., is adviser to each of VIP High Income Portfolio, VIP Equity-Income Portfolio and VIP II Contrafund Portfolio. For more information about the Funds, see the prospectus of the Variable Insurance Products Funds which is attached to this prospectus.
  In addition to the investment advisory fees, other direct expenses are charged against the assets of the Funds.

Are the benefits under a policy subject to federal income tax?

  We believe that the owner's policy should qualify as a life insurance contract for federal income tax purposes. Assuming that a policy qualifies as a life insurance contract for federal income tax purposes, the benefits under policies described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance policies. Therefore, death proceeds payable under variable life insurance policies should be excludable from the beneficiary's gross income for federal income tax purposes. The owner should not be in constructive receipt of the net cash values of the policy until actual distribution.

  Under recent legislation the tax treatment described above relating to distributions is available only for policies not described as "modified endowment contracts." Policies described as modified endowment contracts are treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. Any amounts received by the owner, such as experience credits, loans and amounts received from partial or total surrender of the policy will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except:

 . where the distribution or loan is made on or after the owner attains age 59
  1/2,

 . is attributable to the owner becoming disabled, or

 . is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

  A determination as to whether a policy is a modified endowment contract and subject to this special tax treatment will require an examination of the premium paid in relation to the death benefit of the policy. A policy would be a modified endowment contract if the cumulative premiums during the first seven contract years exceed the sum of the net level premiums which would be paid under a seven-pay life policy. In addition, a policy which is subject to a material change will be treated as a new policy on the date that such a material change takes effect. A determination must be made at that time to test whether such a policy meets the seven-pay standard by taking into account the previously existing account value.

Can the owner return the policy?

  For a limited time after the application for the policy and its delivery, the policy may be returned for a refund of all premium payments within the terms of its "free look" or right of cancellation provision.

--------------------------------------------------------------------------------
                        Condensed Financial Information
--------------------------------------------------------------------------------


  The financial statements of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account may be found in this prospectus.

  The table below gives per unit information about each sub-account where the mortality and expense risk charge amounts to .50 percent on an annual basis for the years ended December 31, 1998, 1997 and 1996 and the period from March 8, 1995, commencement of operations, to December 31, 1995. This information should be read in conjunction with the financial statements and related notes of Minnesota Life Variable Universal Life Account (where the mortality and expense risk charge amounts to .50 percent on an annual basis) included in this prospectus.

                                                       1998  1997    1996  1995
                                                       ---- ------- ------ -----
Growth Sub-Account:
 Unit value at beginning of period...................       $  1.29 $ 1.10 $1.00
 Unit value at end of period ........................       $  1.71 $ 1.29 $1.10
 Number of units outstanding at end of period .......       297,099 10,583 5,717
Bond Sub-Account:
 Unit value at beginning of period...................       $  1.09 $ 1.07 $1.00
 Unit value at end of period ........................       $  1.19 $ 1.09 $1.07
 Number of units outstanding at end of period .......         3,719  2,462 1,708
Money Market Sub-Account:
 Unit value at beginning of period...................       $  1.07 $ 1.03 $1.00
 Unit value at end of
  period ............................................       $  1.12 $ 1.07 $1.03
 Number of units outstanding at end of period .......         4,453  2,822 1,163
Asset Allocation Sub-Account:
 Unit value at beginning of period...................       $  1.24 $ 1.11 $1.00
 Unit value at end of
  period ............................................       $  1.47 $ 1.24 $1.11
 Number of units outstanding at end of period .......       187,443  5,376 2,487

                                                  1998   1997     1996    1995
                                                  ---- --------- ------- -------
Mortgage Securities Sub-Account:
 Unit value at beginning of period .............       $    1.10 $  1.05   $1.00
 Unit value at end of period....................       $    1.20 $  1.10   $1.05
 Number of units outstanding at end of period...           1,743   1,353   1,116
Index 500 Sub-Account:
 Unit value at beginning of period .............       $    1.41 $  1.16   $1.00
 Unit value at end of period....................       $    1.86 $  1.41   $1.16
 Number of units outstanding at end of period...       1,231,985 902,194 457,639
Capital Appreciation Sub-Account:
 Unit value at beginning of period..............       $    1.32 $  1.13   $1.00
 Unit value at end of period....................       $    1.68 $  1.32   $1.13
 Number of units outstanding at end of period...          11,926   8,725   5,583
International Stock Sub-Account:
 Unit value at beginning of period..............       $    1.25 $  1.05   $1.00
 Unit value at end of period....................       $    1.39 $  1.25   $1.05
 Number of units outstanding at end of period...           7,857   4,601   3,688
Small Company Growth Sub-Account:
 Unit value at beginning of period..............       $    1.28 $  1.21   $1.00
 Unit value at end of period....................       $    1.37 $  1.28   $1.21
 Number of units outstanding at end of period...          64,545  41,743  34,825

                                                         1998  1997  1996  1995
                                                         ---- ------ ----- -----
Value Stock Sub-Account:
 Unit value at beginning of period.....................       $ 1.51 $1.16 $1.00
 Unit value at end of period ..........................       $ 1.83 $1.51 $1.16
 Number of units outstanding at end of period .........       10,536 5,585 4,016


                                                            1998   1997   1996
                                                           ------ ------ ------
Maturing Government Bond 2002 Sub-Account:
 Unit value at beginning of period.......................         $ 1.06 $ 1.00*
 Unit value at end of period.............................         $ 1.14 $ 1.06
 Number of units outstanding at end of period............          1,000  1,000
Maturing Government Bond 2006 Sub-Account:
 Unit value at beginning of period.......................         $ 1.08 $ 1.00*
 Unit value at end of period.............................         $ 1.21 $ 1.08
 Number of units outstanding at end of period............          1,000  1,000
Maturing Government Bond 2010 Sub-Account:
 Unit value at beginning of period.......................         $ 1.10 $ 1.00*
 Unit value at end of period.............................         $ 1.29 $ 1.10
 Number of units outstanding at end of period............          1,000  1,000
Contrafund Sub-Account:
 Unit value at beginning of period.......................         $ 1.11 $ 1.00*
 Unit value at end of period.............................         $ 1.38 $ 1.11
 Number of units outstanding at end of period............         31,208 30,361
High Income Sub-Account:
 Unit value at beginning of period.......................         $ 1.07 $ 1.00*
 Unit value at end of period.............................         $ 1.25 $ 1.07
 Number of units outstanding at end of period............         31,854 29,956
Equity-Income Sub-Account:
 Unit value at beginning of period.......................         $ 1.06 $ 1.00*
 Unit value at end of period.............................         $ 1.36 $ 1.06
 Number of units outstanding at end of period............         33,024 30,306

* The information for the sub-account is shown for the period from May 1, 1996 to December 31, 1996. May 1, 1996 was the effective date of the 1933 Act Registration.

  The table below gives per unit information about each sub-account where the mortality and expense risk charge is zero on an annual basis for the year ended December 31, 1998 and the period from June 24, 1997, commencement of operations, to December 31, 1997. This information should be read in conjunction with the financial statements and related notes of Minnesota Life Variable Universal Life Account (where the mortality and expense risk charge is zero on an annual basis) included in this prospectus.

                                                              1998      1997
                                                            -------- ----------
Index 500 Sub-Account:
 Unit value at beginning of period......................... $        $     1.00
 Unit value at end of period...............................          $     1.17
 Number of units outstanding at end of period..............          27,829,987

  The table below gives per unit information about each sub-account where the mortality and expense risk charge amounts to .25 percent on an annual basis for the years ended December 31, 1998 and 1997. This information should be read in conjunction with the financial statements and related notes of Minnesota Life Variable Universal Life Account (where the mortality and expense risk charge amounts to .25 percent on an annual basis) included in this prospectus.

                                                               1998    1997
                                                             -------- ------
Growth Sub-Account:
 Unit value at beginning of period.......................... $        $ 1.00(b)
 Unit value at end of period................................          $ 1.31
 Number of units outstanding at end of period...............          92,564
Bond Sub-Account:
 Unit value at beginning of period..........................          $ 1.00(b)
 Unit value at end of period................................          $ 1.10
 Number of units outstanding at end of period...............          48,295
Money Market Sub-Account:
 Unit value at beginning of period..........................          $ 1.00(b)
 Unit value at end of period................................          $ 1.05
 Number of units outstanding at end of period...............          95,600
Asset Allocation Sub-Account:
 Unit value at beginning of period..........................          $ 1.00(b)
 Unit value at end of period................................          $ 1.18
 Number of units outstanding at end of period...............          52,163

                                                                1998  1997
                                                                ---- -------
Mortgage Securities Sub-Account:
 Unit value at beginning of period.............................      $  1.00(b)
 Unit value at end of period...................................      $  1.09
 Number of units outstanding at end of period..................       10,899
Index 500 Sub-Account:
 Unit value at beginning of period.............................      $  1.00(a)
 Unit value at end of period...................................      $  1.27
 Number of units outstanding at end of period..................      236,786
Capital Appreciation Sub-Account:
 Unit value at beginning of period.............................      $  1.00(b)
 Unit value at end of period...................................      $  1.27
 Number of units outstanding at end of period..................       73,554
International Stock Sub-Account:
 Unit value at beginning of period.............................      $  1.00(b)
 Unit value at end of period...................................      $  1.11
 Number of units outstanding at end of period..................       55,984
Small Company Growth Sub-Account:
 Unit value at beginning of period.............................      $  1.00(a)
 Unit value at end of period...................................      $  1.09
 Number of units outstanding at end of period..................       91,750
Maturing Government Bond 2002 Sub-Account:
 Unit value at beginning of period.............................      $  1.00(c)
 Unit value at end of period...................................      $  1.10

                                                                1998  1997
                                                                ---- -------
 Number of units outstanding at end of period..................       19,858

Value Sub-Account:
 Unit value at beginning of period.............................      $  1.00(a)
 Unit value at end of period...................................      $  1.16
 Number of units outstanding at end of period..................       43,594
Contrafund Sub-Account:
 Unit value at beginning of period.............................      $  1.00(b)
 Unit value at end of period...................................      $  1.21
 Number of units outstanding at end of period..................       81,894
High Income Sub-Account:
 Unit value at beginning of period.............................      $  1.00(b)
 Unit value at end of period...................................      $  1.16
 Number of units outstanding at end of period..................       23,732
Equity-Income Sub-Account:
 Unit value at beginning of period.............................      $  1.00(b)
 Unit value at end of period...................................      $  1.25
 Number of units outstanding at end of period..................      156,865

-------
(a) For the period from January 24, 1997, commencement of operations, to De-cember 31, 1997.
(b) For the period from January 29, 1997, commencement of operations, to De-cember 31, 1997.
(c) For the period from April 2, 1997, commencement of operations, to December 31, 1997.

--------------------------------------------------------------------------------
General Descriptions
--------------------------------------------------------------------------------


MINNESOTA LIFE INSURANCE COMPANY

  We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. On October 1, 1998, a plan of reorganization created a mutual insurance holding company named Minnesota Mutual Companies, Inc. Minnesota Mutual reorganized as a stock insurance company subsidiary of the new holding company and took the new name Minnesota Life. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

VARIABLE UNIVERSAL LIFE ACCOUNT

  On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

  We are the legal owner of the assets in the separate account. The obligations to policy owners and beneficiaries arising under the policies are general corporate obligations of Minnesota Life and thus our general assets back the policies. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the separate account is entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

  The separate account has nineteen sub-accounts. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account. Although the Maturing Government Bond Portfolio with a maturity of 2002 is included in this prospectus, it is not available for premium allocations or transfers effective May 1, 1997.

  The separate account currently invests in the Advantus Series Fund, Inc., Fidelity's Variable Insurance Products Fund, and Fidelity's Variable Insurance Products Fund II.

ADVANTUS SERIES FUND, INC.

  The Series Fund is a mutual fund of the series type which is registered with the Securities and Exchange Commission as a diversified, open-end management investment company (except for Global Bond Portfolio which is operated as a non-diversified open-end management investment company). Such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Series Fund. Currently, the Series Fund issues its shares, continually and without sales charge, only to us and certain of our separate accounts, including the Variable Universal Life Account. The Series Fund may be used in the future as the underlying investment medium for separate accounts of the Northstar Life Insurance Company, our wholly-owned life insurance subsidiary domiciled in the state of New York. Shares of the Series Fund are sold and redeemed at net asset value.

  The Series Fund's investment adviser is Advantus Capital Management, Inc. ("Advantus Capital"). It acts as an investment adviser to the Series Fund pursuant to an advisory agreement. Advantus Capital is a wholly-owned subsidiary of Minnesota Life.
  While Advantus Capital acts as investment adviser for the Series Fund and its Portfolios, Winslow Capital Management, Inc., a Minnesota corporation with principal offices in Minneapolis, Minnesota, has been retained under an investment sub-advisory agreement to provide investment advice to the Capital Appreciation Portfolio. Similarly, Templeton Investment Counsel, Inc., a Florida corporation with principal offices in Fort Lauderdale, Florida, has been retained under an investment sub-advisory agreement to provide investment advice to the International Stock Portfolio. Advantus Capital has entered into a sub-advisory agreement with Julius Baer Investment Management Inc. ("Julius Baer"), a Delaware corporation with primary offices in New York, New York, under which Julius Baer provides advisory services to the Global Bond Portfolio. Advantus Capital has entered into a sub-advisory agreement with J.P. Morgan Investment Management Inc. ("Morgan Investment"), a Delaware corporation with primary offices in New York, New York, under which Morgan Investment provides advisory services to the Macro-Cap Value Portfolio. Advantus Capital has entered into a sub-advisory agreement with Wall Street Associates ("Wall Street"), a California corporation with primary offices in La Jolla, California, under which Wall Street provides advisory services to the Micro-Cap Growth Portfolio.

  The Series Fund currently has nineteen investment Portfolios, sixteen of which are available to policy owners for the allocation of premiums or for transfers. A series of the Series Fund's common stock is issued for each Portfolio. The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no affect on the investment performance of any other Portfolio.
  All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

  For more information about the Series Fund and its Portfolios, see the attached Advantus Series Fund, Inc. prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
  The policy also provides for sub-accounts of the Variable Universal Life Account which invests in shares of other registered investment companies. VIP has two Portfolios which are available to the Variable Universal Life Account. They are the High Income Portfolio and the Equity-Income Portfolio. VIP II has one Portfolio which is available to the Variable Universal Life Account. It is the Contrafund Portfolio. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Both VIP and VIP II issue their shares, continually and without sales charge, only to us and to separate accounts of other insurance companies, both affiliated and unaffiliated with the investment adviser of VIP and VIP II.

  The investment adviser of VIP and VIP II is Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts. FMR handles the business affairs and, with the assistance of affiliates for certain Portfolios, chooses the investments for VIP and VIP II. Fidelity Management & Research (U.K.) Inc., in London, England, and Fidelity Management & Research (Far East) Inc., in Tokyo, Japan, both serve as sub-advisers for the VIP High Income and VIP II Contrafund Portfolios. The parent company of these entities is FMR Corp.

  The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no affect on the investment performance of any other Portfolio. All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

  For more information about VIP and VIP II and the Portfolios, see the prospectus for Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II.

ADDITIONS, DELETIONS OR SUBSTITUTIONS
  We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
  We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for policies of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
  We reserve the right to transfer assets of the separate account as determined by us to be associated with the policies to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
  We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
  Shares of the Portfolios of the Series Fund are also sold to other of our separate accounts, which are used to receive and invest premiums paid under other variable annuity contracts and variable life policies issued by us. Shares of VIP and VIP II are sold to other life insurance companies' separate accounts for the purpose of funding other variable annuity and variable life insurance contracts. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously.


THE GUARANTEED ACCOUNT
  The owner may allocate net premiums and may transfer net cash values in the policy, subject to policy limitations, to our guaranteed account.

  Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
  This prospectus describes a Variable Universal Life Insurance Policy and is generally intended to serve as a disclosure document only for the aspects of the policy relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the policy and the summary information provided immediately below.

General Description Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of policy loans, which is attributable to the policy described herein and others of its class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of policies of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

  A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Such amounts are guaranteed by us as to principal and a minimum rate of interest. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the heading "Transfers."

Guaranteed Account Value Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 3, 1999, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 3, 1999, the minimum guaranteed annual rate is 3 percent.We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the policy's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
  Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value in the guaranteed account. However, the loan account value will be credited interest at a rate which is not less than 6 percent per annum.

--------------------------------------------------------------------------------
                                         Information About the Policy
--------------------------------------------------------------------------------

APPLICATIONS AND POLICY ISSUE

  We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a policy under the group contract are set forth in that group contract's specification pages. The group contract will be issued upon receipt of an application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a policy insuring an eligible member under a group-sponsored program must complete the appropriate application for life insurance and submit it to our home office. If the policy is approved, we will issue to the group sponsor either a certificate or an individual policy to give to the owner. The issue of a group contract or individual policy and their associated forms is always subject to the approval of those documents for use by state insurance regulatory authorities.
  Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to a simplified underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
  A policy will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

POLICY PREMIUMS
  A premium must be paid to put a policy in force, and may be remitted to us by the group sponsor on behalf of the owner. The initial premium for a policy must cover the premium expense charges and the first month's deductions. A premium must also be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the policy in force.
  When the policy is established, the policy's specification pages may show premium payments scheduled and the amounts of those payments. However, under the policy, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the policy to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Moreover, as mentioned above, the owner may also skip premium payments scheduled. Therefore, unlike traditional insurance policies, a policy does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.
  Failure of a group sponsor to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy.") The owner's insurance can also continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or individual policy. (See "Continuation of Group Coverage.")
Premium Limitations After the payment of the initial premium, premiums may be paid at any time in any amount while the insurance is in force under the policy. Since the policy permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status.") When we receive the application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the owner's policy, whether it will result in the owner's policy being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the owner's policy with each premium payment to determine whether the policy has attained this tax status. If we determine that the policy has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the policy maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the policy year to avoid the policy being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.
Allocation of Net Premiums and Account Value Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account or sub-accounts of the separate account which, in turn, invest in shares of the Funds.
  The owner makes the selection of the sub-accounts and/or the guaranteed account on the application for the policy. The owner may change the allocation instructions for future premiums by giving us a written request. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium. We reserve the right to delay the allocation of net premiums to named sub-accounts for a period of 10 days after policy issue or policy change. This right, which has not been implemented to date, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of that period.
  We reserve the right to restrict the allocation of net premiums to the guaranteed account for policies under some group-sponsored programs. For these policies, the allocation of net premiums to the Guaranteed Account will range from 0 percent to 50 percent.
Lapse Unlike traditional life insurance policies, the failure to make a premium payment following the payment of the premium which puts the policy into force will not itself cause a policy to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
  The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the policy will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any policy's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the policy in force and the date the premium is due. If we do not receive the required amount within the grace period, the policy will lapse and terminate. The grace period does not apply to the first premium payment.
Reinstatement A lapsed policy may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the policy up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any policy loans and policy loan interest charged is not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
  The amount of account value on the date of reinstatement will be equal to the amount of any policy loans and policy loan interest charged reinstated increased by the net premiums paid at the time of reinstatement.
  The effective date of reinstatement will be the date we approve the application for reinstatement. There will be a full monthly deduction for the policy month that includes that date.

DEATH BENEFIT
  If the policy is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the policy based on the death benefit option elected by the contractholder.
  The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option under a policy shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the policy as long as the policy remains in force and there are no policy loans. The face amount elected must be at least the minimum stated on the specification pages of the policy.
Option A Under Option A, the death benefit will be determined as follows:
(1) The face amount of insurance on the insured's date of death while the policy is in force; plus
(2) the amount of the cost of insurance for the portion of the policy month from the date of death to the end of the policy month; less
(3) any outstanding policy loans and accrued policy loan interest charged;
    less
(4) any unpaid monthly deductions determined as of the date of the insured's death.
Option B Under Option B, the death benefit will be determined as follows:
(1) The face amount of insurance on the insured's date of death while the policy is in force; plus
(2) the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus
(3) the amount of the cost of insurance for the portion of the policy month from the date of death to the end of the policy month; plus
(4) any monthly deductions taken under the certificate since the date of death; less
(5) any outstanding policy loans and accrued policy loan interest charged;
    less
(6) any unpaid monthly deductions determined as of the date of the insured's death.
  At issue, the group sponsor may choose between two tests that may be used to determine if a policy qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a policy, it shall remain unchanged for that policy. The two tests are the Guideline Premium Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.
  The Cash Value Accumulation Test requires that the death benefit must be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid given the current death benefit of the policy in addition to requiring that the death benefit must be greater than the account value times a specified percentage. Each policy will be tested at the end of each month for compliance to the test chosen for that policy. Under either test, if the death benefit is not greater than the applicable percentage of the account value, or for the Guideline Premium/Cash Value Corridor Test, the premiums paid exceed the limit for the current death benefit, we will increase the face amount or return premium with interest to maintain compliance with IRC Section 7702.
  For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:

      Attained                                                      Applicable
        Age                                                         Percentage
      --------                                                      ----------
         35                                                            441%
         45                                                            316
         55                                                            231
         65                                                            175
         75                                                            140

  For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:

                 Appli-                            Appli-                            Appli-
                 cable                             cable                             cable
 Attained       Percent-         Attained         Percent-         Attained         Percent-
   Age            age              Age              age              Age              age
----------      --------         --------         --------         --------         --------
40 & below        250%              54              157%              68              117%
    41            243               55              150               69              116
    42            236               56              146               70              115
    43            229               57              142               71              113
    44            222               58              138               72              111
    45            215               59              134               73              109
    46            209               60              130               74              107
    47            203               61              128             75-90             105
    48            197               62              126               91              104
    49            191               63              124               92              103
    50            185               64              122               93              102
    51            178               65              120               94              101
    52            171               66              119               95               0
    53            164               67              118

  The premium limit under the Guideline Premium/Cash Value Corridor Test varies by the amount of the death benefit, the policy year, age and underwriting class of the insured as well as the charges under policy. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Time, if you would like us to calculate the maximum premium you may pay under your policy for this test. If you pay up to the maximum premium amount your policy may be qualified as a modified endowment contract. (See "Federal Tax Status.")

CHANGE IN FACE AMOUNT
  Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a policy. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges.") In addition, a change in the face amount of a policy may result in a material change in the policy that may cause it to become a modified endowment contract. More information on this subject and possible federal income tax consequences of this result is provided under the heading "Federal Tax Status."
Increases If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
  With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's policy. (See "Free Look.")
Decreases Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specification page which is attached to the owner's policy. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the policy would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS
  The amount payable as death proceeds upon the insured's death will be the death benefit under the option elected by the group sponsor. The death benefit proceeds will also include any amounts payable under any riders.
  If a rider permitting the accelerated payment of death benefit proceeds has been added to the policy, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon death of the insured. (See "Additional Benefits.")
  Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. (See "Postponement of Payments.") Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of death benefit proceeds. Interest will also be paid on any charges taken under the policy since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate,annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 3, 1999, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 3, 1999, the minimum guaranteed annual rate is 3 percent.
  Death benefit proceeds will be paid to the surviving beneficiary specified on the application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement described below.
  When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options.")
  An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
  The policy provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the policy. The owner may borrow against the policy's loan value and may surrender the policy in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
  We will send the owner a report each year as of the policy anniversary advising the owner of the policy's account values, the face amount and the death benefit as of the date of the report. It will also summarize policy transactions during the year, including premiums paid and their allocation, policy charges, policy loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
  Also, upon request made to us at our home office, we will provide information on the account value of a policy to the owner. Such requests may be in writing, by telephone or by facsimile transmission, using the numbers and procedures for providing telephone or facsimile transfer instructions. (See "Transfers.")

Determination of the Guaranteed Account Value The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits, loan repayments, policy loan interest credits and transfers into the guaranteed account. This amount will be reduced by any policy loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the policy at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 3, 1999, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 3, 1999, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the policy without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.
Determination of the Separate Account Value The policy's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a policy by the current sub-account unit value. A unit is a measure of a policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

  Once determined, the number of units credited to the owner's policy will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent net premiums, lump sum net premiums, experience credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, policy experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's policy will be decreased by policy charges to the sub-account, policy loans and loan interest charged, transfers from that sub-account and partial surrenders from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, policy loans and loan interest charged, transfers from that sub-account and partial surrenders from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a policy surrender.
Unit Value The unit value of a sub-account will be determined on each valuation date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.
Net Investment Factor The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this policy which is assessed at the annual rate stated on the specification pages of the policy against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:
(1) the net asset value per share of a share held by the Funds in the sub-account of the separate account determined at the end of the current valuation period; plus
(2) the per share amount of any dividend or capital gains distribution by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
(3) the net asset value per share of the share of the Funds held in the sub-account determined at the end of the preceding valuation period.

Daily Values We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Fund's Portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.
  Although the account value for each policy is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make policy value determinations as of the date of the insured's death and on a policy adjustment, surrender, and lapse. When the policy value is determined, we will assess and update to the date of the transaction those charges made against the owner's account value, namely the administration charge and the cost of insurance charge. Increases or decreases in policy values will not be uniform for all policies but will be affected by policy transaction activity, cost of insurance charges and the existence of policy loans.
  To illustrate the operation of the policy under various assumptions, we have prepared several tables, along with additional explanatory text, that may be of assistance. For these tables, please see Appendix I,

"Illustrations of Account Values and Death Benefits."

POLICY LOANS
  The owner may borrow from us using only the policy as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding policy loans plus accrued policy loan interest charged. A loan taken from, or secured by a policy, may have federal income tax consequences. (See "Federal Tax Status.") The maximum loan amount is determined as of the date we receive the owner's request for a loan.
  Any policy loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. The owner may also obtain a policy loan by calling us during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Time. Should the owner make a telephone call to us, he or she will be asked for personal identification and policy number. More information on the procedures to make telephone calls to us is provided under the heading "Transfers."
  When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the policy loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to each other and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A policy loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
  If a policy enters a grace period when there is an outstanding loan balance, the owner will have to make a loan repayment to keep the policy in force. We will give the owner notice of our intent to terminate the policy and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice.
Policy Loan Interest The interest rate on a policy loan will be 8 percent per year. Interest charged will be based on a daily rate, which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
  The outstanding loan balance will increase as the interest charged on the policy loan accrues. The net cash value will decrease as the outstanding loan balance increases. Interest is due at the end of the policy month. If the owner does not pay in cash the interest accrued at the end of the policy month, this unpaid interest will be added to the amount of the policy loan. The new loan will be subject to the same rate of interest as the loan in effect.
  Interest is also credited to the amount of the policy loan in the loan account value. Interest credits on a policy loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
Policy Loan Repayments If the owner's policy is in force, the owner's loan can be repaid in part or in full at any time before the insured's death. The owner's loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the policy. Any loan repayment must be at least $100 unless the balance due is less than $100.
  Loan repayments may only be allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the policy on such transfers.

Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior policy month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
  A policy loan, whether or not it is repaid, will have a permanent effect on the account value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made. For an example of the effect of a policy loan on a policy and its death benefit, please see Appendix II, "Policy Loan Example."

SURRENDER AND PARTIAL SURRENDER
  The owner may also request a surrender or a partial surrender of the policy at any time while the insured is living. To make a surrender, the owner sends us a written request for its surrender. The owner is then paid the net cash value of the policy, computed as of the end of the valuation period during which we receive the surrender request at our home office. That payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status.")
  A partial surrender of the net cash value of the policy is also permitted in any amount equal to at least the minimum established for policies under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender is equal to an amount that would cause the net cash value after the partial surrender to be 10 percent of the account value immediately prior to the partial surrender. We reserve the right to limit the number of partial surrenders to one per policy month. A partial surrender will cause a decrease in the face amount equal to the amount surrendered if the policy has a level death benefit (Option A). A partial surrender has no effect on the face amount of an Option B death benefit. However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
  On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to each other and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We will tell the owner, on request, what amounts are available for a partial surrender under the policy.
  A transaction charge will be assessed against the net cash value in connection with a partial surrender for policies under some group-sponsored insurance programs. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to each other and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.
  Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the policy.

TRANSFERS
  The policy allows for transfers, a reallocation of the net cash value between the guaranteed account and the separate account or among the available sub-accounts of the separate account.
  There are restrictions to such transfers. The amount to be transferred to or from a sub-account or the guaranteed account must be at least $250. If the balance is less than $250, the entire sub-account value or the guaranteed account value must be transferred. If a transfer would reduce the sub-account value from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account value in the amount transferred. We also reserve the right to limit the number of transfers to one per policy month.
  For transfers from the sub-accounts of the separate account, we will credit and cancel units on the basis of sub-account unit values as of the end of the valuation period during which the owner's written or telephone request is received at our home office.

  From time to time the separate account may receive a transfer request that Minnesota Life regards as disruptive to the efficient management of the sub-accounts of the separate account. This could be because of the timing of the request and the availability of settlement proceeds in federal funds in the underlying portfolio of the fund, the size of the transfer amount involved or the trading history of the investor.

  A transfer or exchange from one sub-account to another is generally treated as a simultaneous sale of units currently held and the purchase of units where a new investment is desired. In the event that cumulative redemptions from a sub-account on a given day equal or exceed $5,000,000, and if the investment adviser of the underlying portfolio of the fund determines that selling securities to satisfy the redemptions could be harmful to the fund, some requested transfers or exchanges may be denied. In addition, any transfer request or requests affecting a particular sub-account which, individually or collectively with other transfer requests submitted by the owner of multiple individual policies or by the owners of certificates under a single group contract for that sub-account on a given day, equal or exceed $5,000,000 may be denied unless all such transfer requests are received by 12:00 p.m. central time. In these events, the order of such redemptions from the fund will be as follows: all automatic exchanges (for example, dollar cost averaging), written transfer or exchange requests, faxed transfer and exchange requests, and telephone transfer and exchange requests. Transfer and exchange requests will be processed in the order of receipt within their respective category. In no event will there be any limitation on redemptions in connection with surrenders, partial surrenders or loans. The owner will be notified when these limitations are imposed on a transfer request.

  In the event of disruptive circumstances which don't result in the denial of a request as outlined above, the size or timing of the transfer may make it impossible for the exchange to occur on the same day. In that event, the request for exchange will be treated as a request for a transfer of units on the date of the receipt of the request. The price of the new units will also be completed on that day and that determination will be used as the basis for determining the number of units outstanding in the sub-account. However, the transfer of the redemption proceeds and the purchase of units, and shares in the new portfolio, will be accomplished only when federal funds are received from the sale to allow the purchase and sale without disruption. Should the transfer not be completed because of non-payment, Minnesota Life will reimburse the separate account for any decline in the price of the units to the time of the cancellation. Similarly, any fees or disbursements resulting from any legal action because of the non-payment will similarly be the liability of Minnesota Life. The owner will be notified when this limitation is imposed on a transfer request.
  Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is received at our home office. A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
  The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at (800) 843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is (651) 665-4827.
  Transfers made pursuant to a telephone call are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone transfer due to a heavy volume of telephone calls. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt a telephone redemption. We reserve the right to restrict the frequency of--or otherwise modify, condition, terminate or impose charges upon--telephone transfer privileges. For more information on telephone transfers, contact us.
  We will make this telephone transfer service available to all policy owners. We will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves in those telephone conversations through policy numbers and such other information as we may deem to be reasonable. We record telephone transfer instruction conversations and we provide the policy owners with a written confirmation of the telephone transfers.

  The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account is limited to 20 percent (or $250 if greater) of the guaranteed account balance. Transfers to or from the guaranteed account are limited to one such transfer per policy year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us postmarked in the 30-day period before or after the last day of the policy anniversary. Requests for such transfers which meet these conditions would be effective after we approve them at our home office.

  Although we currently intend to continue to permit transfers in the foreseeable future, the policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion.

DOLLAR COST AVERAGING
  We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a policy will not have losses.
  To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. Currently, there is no charge for this service. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
  A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
  An owner may instruct us at any time to terminate the dollar cost averaging election by a written or telephone request to our home office. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made.

FREE LOOK
  It is important to us that the owner is satisfied with the policy after it is issued. If the owner is not satisfied with it, the owner may return the policy to us within 10 days after the owner receives it. If the policy is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
  A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new policy specification pages for the increase.
  Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the policy's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY
If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group contract to an individual policy of life insurance with us subject to the following:
(1) The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
(2) The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.
(3) If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.
  In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

CONTINUATION OF GROUP COVERAGE
  If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below are true as of the date eligibility ends:
(1) The group contract has terminated; or

(2) The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the policy is issued. The minimum will never be higher than $250.

  The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.
  Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CHARGES
  Charges will be deducted in connection with the policies to compensate us for providing the insurance benefits set forth in the policies, administering the policies, incurring expenses in distributing the policies and assuming certain risks in connection with the policies. Charges will vary based on the group-sponsored insurance program under which the policy is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. These charges for policies under a group-sponsored insurance program are shown on the specifications page of the policy. There are also advisory fees and expenses which are assessed against the asset value of each of the portfolios of the Funds.

Premium Expense Charges

The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the policy's net cash value.
Sales Charge We may deduct a sales charge from each premium paid under the policy. Sales charges vary based on the group-sponsored insurance program under which the policy is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another policy. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
  The amount of the sales charge in any policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge or the cost of insurance charge.
Premium Tax Charge We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the policy is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions. Currently, the range of premium taxes imposed by the states varies from 0.75 percent to
3.5 percent. A state in which a policy is issued may impose a tax that is higher or lower than the charge deducted under the policy. Accordingly, the charge for the policy may be higher or lower than the premium tax actually imposed on the policy. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another policy.
Federal Tax Charge Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses rather than currently deducting such expenses. This has resulted in an additional corporate income tax liability for insurance companies. For policies deemed to be group policies for purposes of OBRA, we make a charge of up to 0.25 percent of each premium payment to compensate us for the additional corporate taxes we pay for these policies. OBRA imposes a higher policy acquisition expense to be capitalized on policies deemed to be individual contracts under OBRA which results in significantly higher corporate income tax liability for those deemed individual contracts. Thus, under policies deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. This additional charge is treated as a sales load for purposes of determining compliance with the limitations on sales loads imposed by the Investment Company Act of 1940 and applicable regulations thereunder. We may waive the federal tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another policy.

Account Value Charges

The premium expense charges described above will be deducted form each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the policy's net cash value. The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the policy will lapse unless sufficient payment is received within the grace period.
Monthly Deduction The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the policy is issued. As of the policy date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's policy to cover certain charges and expenses incurred in connection with the policy. The monthly deduction will be the sum of the applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly deduction will be assessed against the guaranteed account value and the separate account value in the same proportion that those values bear to each other and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the policy.
  We may deduct an administration charge from the net cash value of the policy each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the policies. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining policy records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the policies or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, the expected average policy size, and the features to be included in policies under the group-sponsored insurance program. This charge is not designed to produce a profit.
  The monthly cost of insurance will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each policy month. The net amount at risk for a policy month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the policy or by changes in the account value.
  The cost of insurance rates are generally determined at the beginning of each policy year, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in policies under the group-sponsored insurance program, experience of the group, changes in the expense structure, or a combination of these factors.
  Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other policy charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.
  Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group sponsor will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we use a simplified underwriting approach and may issue policies that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

Partial Surrender Transaction Charge For policies under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

Transfer Charge There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

Separate Account Charges
  We assess a mortality and expense risk charge directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the policy is issued. The annual rate will not exceed .50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
  Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that: (1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.
  We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the polices, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for state premium taxes and federal taxes. No such charge or provision is made at the present time.

Fund Charges

  Advantus Capital Management, Inc. ("Advantus Capital"), acts as the investment adviser to the Series Fund. Advantus Capital is a wholly-owned subsidiary of Minnesota Life. For more information about the Series Fund, see the prospectus of Advantus Series Fund, Inc. which is attached to this prospectus.

  The Fidelity Management and Research Company (FMR), a subsidiary of FMR Corp., is adviser to each of VIP High Income Portfolio, VIP Equity-Income Portfolio and VIP II Contrafund Portfolio. For more information about the Funds, see the prospectus of the Variable Insurance Products Funds which is attached to this prospectus.

The chart below shows the advisory fees and portfolio expense fees for the Funds as of December 31, 1998.
  The advisory fees for the Series Fund are made pursuant to a contractual agreement between the Series Fund and Advantus Capital Management, Inc. The advisory fees for VIP and VIP II are made pursuant to a contractual agreement between VIP and VIP II and Fidelity Management & Research Company ("FMR").

  The Series Fund portfolio expense fees reflect the actual expenses incurred by each portfolio unless the actual expenses exceed the cap. The portfolio expense fee is capped at 0.15 percent for all Series Fund portfolios except the International Stock and Global Bond Portfolios, which are capped at 1.00 percent. Any Series Fund portfolio expenses incurred in excess of the cap are voluntarily absorbed by Minnesota Life. For a description of the arrangement whereby Minnesota Life voluntarily absorbs certain expenses of the Series Fund, see "Investment Adviser" in the attached prospectus for Advantus Series Fund, Inc. The portfolio expense fees shown are expected to decrease as the amount of assets in the portfolios increases.
  The portfolio expense fees for the VIP Equity Income Portfolio and the VIP II Contrafund Portfolio reflect reductions based on arrangements FMR or the funds have entered into with third parties who either paid or reduced a portion of the portfolio expenses.

                                 Investment  Portfolio Expense
Fund/Portfolio Name             Advisory Fee   Actual or Cap   Total
-------------------             ------------ ----------------- -----
SERIES FUND
  Growth                            0.50%          0.03%       0.53%
  Bond                              0.50%          0.05%       0.55%
  Money Market                      0.50%          0.08%       0.58%
  Asset Allocation                  0.50%          0.03%       0.53%
  Mortgage Securities               0.50%          0.07%       0.57%
  Index 500                         0.40%          0.04%       0.44%
  Capital Appreciation              0.75%          0.03%       0.78%
  International Stock               0.70%*         0.24%       0.94%
  Small Company Growth              0.75%          0.04%       0.79%
  Maturing Government Bond 2010     0.25%          0.15%       0.40%
  Value Stock                       0.75%          0.04%       0.79%
  Small Company Value               0.75%          0.15%       0.90%
  Global Bond                       0.60%          0.53%       1.13%
  Index 400 Mid-Cap                 0.40%          0.15%       0.55%
  Macro-Cap Value                   0.70%          0.15%       0.85%
  Micro-Cap Growth                  1.10%          0.15%       1.25%
VIP
  VIP High Income                   0.58%**        0.12%       0.70%
  VIP Equity-Income                 0.49%**        0.09%       0.58%
VIP II
  VIP II Contrafund                 0.59%**        0.11%       0.70%
AVERAGE                                 %              %           %
                                    ----           ----        ----

* The advisory fee for this portfolio is a variable fee decreasing with increased asset size. This figure represents the actual 1998 average.

** The advisory fee for each of these portfolios is calculated by adding a group fee to an individual fund fee rate and multiplying the result by each fund's or portfolio's average net assets. These figures represent the actual 1998 averages.

  Although the Maturing Government Bond Portfolio with a target maturity of 2002 is included in this prospectus, it is not available for premium allocations or transfers effective May 1, 1997. The investment advisory fee for this portfolio is .25 percent (effective April 1, 1998) and the portfolio expense fee is .15 percent.

GUARANTEE OF CERTAIN CHARGES
  We guarantee and will not increase the following charges for policies under a group-sponsored insurance program: (1) the sales charge; (2) the federal tax charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition cost); (3) the maximum cost of insurance charge; (4) the maximum administration charge; (5) the maximum partial surrender transaction charge; (6) the maximum transfer charge; and (7) the maximum separate account charge for mortality and expense risk.

ADDITIONAL BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to the policy by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the policy riders providing the additional benefits may vary from state to state, and the policy should be consulted. New benefit riders which are subsequently developed may be offered under some group-sponsored programs, and the terms of the riders will be identified in the policy. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.
Accelerated Benefits Agreement All policies, where allowed by state law, will be issued with the Accelerated Benefits Agreement. Eligibility requirements and conditions for payment of accelerated benefits are described in the agreement. The agreement provides for an accelerated payment of all or a portion of the death benefit proceeds in a single sum or any other mutually acceptable manner if the insured is terminally ill as defined in the agreement, provided the policy has not been assigned and it does not have an irrevocable beneficiary. All accelerated benefits will be paid to the insured unless the insured validly assigns them otherwise. If the insured dies before all payments have been made, we will pay the remainder to the beneficiary under the policy in one lump sum.

  The amount of accelerated benefit available will be the death benefit multiplied by the accelerated benefit factor. The accelerated benefit factor will be calculated using the following considerations: the insured's age, gender, and option applied for; and certain assumptions including, but not limited to, expected future premiums, and the insured's life expectancy. We will subtract a processing charge of up to $150 before paying the benefit. This charge is not designed to produce a profit.
  The addition of an Accelerated Benefits Agreement and/or the receipt of amounts under such an Agreement may have tax consequences. The insured should seek assistance from a personal tax adviser.
Waiver Agreement Provides for the waiver of the monthly deductions while the insured is totally disabled, subject to certain limitations described in the rider agreement. The insured must have become disabled before the age of 60. Accidental Death and Dismemberment Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the policy will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within 180 days after the date of the injury and before the insured's 70th birthday.
Children's Rider Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, the child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the person insured by the policy to which the rider is attached.
Spouse and Child Rider Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the person insured by the policy to which the rider is attached.
Policyholder Contribution Rider Allows the contractholder to pay for all or a portion of the monthly charges under the policy without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value.

GENERAL MATTERS RELATING TO THE POLICY
Postponement of Payments Normally, we will pay any policy proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a policy with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer policy payments, including policy loans, for up to six months from the date of the owner's request, if such payments are based upon policy values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a policy loan payment for more than 31 days, we will pay the owner interest at the greater of 4 percent per year or the minimum rate required by state law for the period beyond that time that payment is postponed. For payments based on policy values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

The Policy The policy, the attached application, endorsements, any application for an increase in face amount and any application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the policy and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the policy. Any change to the policy must be approved in writing by the President, a Vice President or Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the policy or to waive any of its provisions.
Control of Policy The insured will be considered the owner of the policy unless another person is shown as the owner in the application. Ownership may be changed, however, by assigning the policy as described below. The owner is entitled to all rights provided by the policy, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.
Beneficiary The owner may name one or more beneficiaries on the application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the policy.
  If a beneficiary dies before the insured, that beneficiary's interest in the policy ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority:
(1) The insured's lawful spouse, if living; otherwise
(2) The personal representative of the insured's estate.
Change of Beneficiary If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.
  However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.
Settlement Options The death benefit proceeds of a policy will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

  We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 3, 1999, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 3, 1999, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.
  The proceeds of a policy may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the policy's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
  Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
(1) Interest Payments This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
(2) Fixed Period Annuity This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
(3) Life Annuity This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
(4) Payments of a Specified Amount This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

  The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 3, 1999, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 3, 1999, the minimum guaranteed annual rate is 3 percent. Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.
Policy Changes We reserve the right to limit the number of policy changes to one per policy year and to restrict such changes in the first policy year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.
Conformity with Statutes If any provision in a policy is in conflict with the laws of the state governing the policy, the provision will be deemed to be amended to conform to such laws.
Claims of Creditors To the extent permitted by law, neither the policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.
Incontestability After a policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the insurance for any loss that is incurred more than two years after the policy date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the policy issue date where the policy replaces existing coverage. Assignment The policy may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the policy or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.
Suicide If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the policy. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.
  If the insured is a Missouri citizen when the policy is issued, this provision does not apply on the issue date of the policy, or on the effective date of any increase in face amount, unless the insured intended suicide when the policy, or any increase in face amount, was applied for.
  If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.
Misstatement of Age If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:
(1) the monthly cost of insurance charges that were paid; and
(2) the monthly cost of insurance charges that should have been paid based on the insured's correct age.
  The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.

Experience Credits Each year we will determine if this class of policies and this policy will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash.

  An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to each other and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.
Reports Each year we will send the owner a report. This report will show the policy's status on the policy anniversary. It will include the account value, the face amount and the death benefit as of the date of the report. It will also show the premiums paid during the year, policy loan activity and the policy value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.

GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

Termination The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations where, in the absence of fraud or the non-payment of premiums, during any twelve month period, the aggregate specified face amount for all policies under the group contract or the number of policies under a group contract decrease by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, policies may be allowed to convert to individual coverage as described under the heading "Conversion Right to an Individual Policy."
  Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.
Right to Examine Group Contract The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.
Entire Group Contract The group contract, the attached copy of the contractholder's application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.
Ownership of Group Contract The contractholder owns the group contract. The group contract may be changed or amended by agreement between us and the contractholder without the consent of, or notice to, any person claiming rights or benefits under the group contract. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates.

--------------------------------------------------------------------------------
                Other Matters
--------------------------------------------------------------------------------

FEDERAL TAX STATUS
  The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service.
  We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
  Under Section 7702 of the Code, life insurance contracts such as the policies will be treated as life insurance under the Code if certain tests are met. Guidance on how these tests are to be applied is limited.
  However, the Internal Revenue Service has issued proposed regulations that would specify what will be considered reasonable mortality charges under
Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we generally believe that a policy issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a policy would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a policy does not satisfy Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a policy to comply with Section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the separate account to be "adequately diversified" in order for the policy to be treated as a life insurance contract for federal tax purposes. The separate account, through the Funds, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Funds' assets may be invested. Although the investment adviser of the Series Fund is an affiliate of Minnesota Life, Minnesota Life does not have control over the Fund or its investments. Nonetheless, Minnesota Life believes that each Portfolio of the Series Fund in which the separate account owns shares will be operated in compliance with the requirements prescribed by the Treasury.
  In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of a separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includable in the variable life owner's gross income. The IRS has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise the investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the owner of a policy has the choice of one or more sub-accounts in which to allocate net purchase payments and policy values, and may be able to transfer among sub-accounts more frequently than in such rulings. Minnesota Life does not believe that the ownership rights of an owner of a policy would result in any contract owner being treated as the owner of the assets of the separate account. However, Minnesota Life does not know what standards would be applied if the Treasury Department should proceed to issue regulations or rulings on this issue. Minnesota Life therefore reserves the right to modify the policy as necessary to attempt to prevent a policy owner from being considered the owner of a pro rata share of the assets of the separate account.
  The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.
  On the death of the insured, the death benefit provided by the policies will be excludable from the gross income of the beneficiary under Section 101(a) of the Internal Revenue Code. The owner is not currently taxed on any part of his or her interest until the owner actually receives cash from the policy. However, taxability may also be determined by the individual's contributions to the policy and prior policy activity. We also believe that policy loans will be treated as indebtedness and will not be currently taxable as income to the policy owner. However, a surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the policy. An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the owner in order for the policy to continue complying with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in
Section 7702. Premiums for additional benefits are not used in the calculation for computing the tax on account values.
  It should be noted, however, that the tax treatment described above is available only for policies not characterized as a modified endowment contract. In general, the tests to make such a determination will have an impact on policies which have a high premium in relation to the death benefit. Thus, under these tests, generally the cumulative premiums paid on a life insurance policy during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life policy. If the cumulative premiums during the first seven contract years exceed the seven-pay life premiums, the policy is a modified endowment contract.
  Modified endowment contracts would still be treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value would not be taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract would be subject to the same tax treatment as the same amounts received under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the policy). This annuity tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the policy owner becoming disabled, or as part of a series of substantially equal periodic payments for the life of the policy owner or the joint lives of the policy owner and beneficiary.
  The modified endowment contract rules apply to all policies entered into on or after June 21, 1988. It should be noted, in addition, that a policy which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a policy meets the seven-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in the regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the policy. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a policy to become a modified endowment contract.
  Due to the policy's flexibility, classification of a policy as a modified endowment contract will depend upon the circumstances of each policy. Accordingly, a prospective policy owner should contact a competent tax adviser before purchasing a policy to determine the circumstances under which the policy would be a modified endowment contract. In addition, an owner should contact a competent tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a policy to determine whether that premium or change would cause the policy (or the new policy in the case of an exchange) to be treated as a modified endowment contract.
  All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract.
  Generally, interest paid on any loan under a life insurance contract is not deductible. An owner should consult a competent tax adviser before deducting any loan interest.
  The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
  Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each policy owner or beneficiary. A competent tax adviser should be consulted for further information.

  It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Internal Revenue Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy may want to consult a tax adviser. For further information, a qualified tax adviser should be consulted.
  At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

YEAR 2000 COMPUTER PROBLEM

  The services provided by Minnesota Life to the Separate Account and its policy owners depend on the smooth functioning of its computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way that dates are encoded, stored and calculated. That failure could have a negative impact on the ability of Advantus Capital and Minnesota Life to provide services to contract owners. Minnesota Life has been actively working on necessary changes to its computer systems to deal with the year 2000. Although there can be no assurance of complete success, Minnesota Life believes that it will be able to resolve these issues on a timely basis and that there will be no material adverse impact on its ability to provide services to the Separate Account.

  In addition, Minnesota Life's operations could be impacted by its service providers' or suppliers' year 2000 efforts. Minnesota Life has undertaken an initiative to assess the efforts of organizations where there is a significant business relationship; however there is no assurance that Minnesota Life will not be affected by year 2000 problems of other organizations.

DIRECTORS AND PRINCIPAL OFFICERS OF MINNESOTA LIFE

         Directors                         Principal Occupation
         ---------                         --------------------
 Giulio Agostini           Senior Vice President, Finance and Administrative
                           Services, 3M, St. Paul, Minnesota
 Anthony L. Andersen       Chair-Board of Directors, H. B. Fuller Company, St.
                           Paul, Minnesota (Adhesive Products) since June 1995,
                           prior thereto for more than five years President and
                           Chief Executive Officer, H. B. Fuller Company
 Leslie S. Biller          Vice Chairmanand Chief Operating Officer, Wells
                           Fargo & Company, San Francisco, California (Banking)
 John F. Grundhofer        President, Chairman and Chief Executive Officer,
                           U.S. Bancorp, Minneapolis, Minnesota (Banking)
 David S. Kidwell, Ph.D.   Dean and Professor of Finance, The Curtis L. Carlson
                           School of Management, University of Minnesota,
                           Minneapolis, Minnesota
 Reatha C. King, Ph.D.     President and Executive Director, General Mills
                           Foundation, Minneapolis, Minnesota
 William B. Lawson, Sr.    Chairman and Chief Executive Officer, Lawson
                           Software, Minneapolis, Minnesota
 Thomas E. Rohricht        Of Counsel,Doherty, Rumble & Butler Professional
                           Association, St. Paul, Minnesota (Attorneys)
 Robert L. Senkler         Chairman of the Board, President and Chief Executive
                           Officer, Minnesota Life Insurance Company since
                           August 1995; prior thereto for more than five years
                           Vice President and Actuary, Minnesota Life Insurance
                           Company
 Michael E. Shannon        Chairman, Chief Financial and Administrative
                           Officer, Ecolab Inc., St. Paul, Minnesota (Develops
                           and Markets Cleaning and Sanitizing Products)
 Frederick T. Weyerhaeuser Retired since April 1998, prior thereto Chairman and
                           Treasurer, Clearwater Investment Trust since May
                           1996, prior thereto for more than five years,
                           Chairman, Clearwater Management Company, St. Paul,
                           Minnesota (Financial Management)

  Principal Officers (other than Directors)

           Name                                  Position
           ----                                  --------
 John F. Bruder            Senior Vice President
 Keith M. Campbell         Senior Vice President
 Robert E. Hunstad         Executive Vice President
 James E. Johnson          Senior Vice President and Actuary
 Dennis E. Prohofsky       Senior Vice President, General Counsel and Secretary
 Gregory S. Strong         Senior Vice President and Chief Financial Officer
 Terrence M. Sullivan      Senior Vice President
 Randy F. Wallake          Senior Vice President
 William N. Westhoff       Senior Vice President and Treasurer

  All Directors who are not also officers of Minnesota Life have had the principal occupation (or employers) shown for at least five years. All officers of Minnesota Life have been employed by Minnesota Life for at least five years with the exception of Mr. Westhoff. Mr. Westhoff has been employed by Minnesota Life since April 1998. Prior thereto, Mr. Westhoff was employed by American Express Financial Corporation, Minneapolis, Minnesota, from August 1994 to October 1997 as Senior Vice President, Global Investments and from November 1989 to July 1994 as Senior Vice President, Fixed Income Management.

VOTING RIGHTS
  We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all policies participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Funds.
  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

DISTRIBUTION OF POLICIES

  The policies will be sold by state licensed life insurance producers who are also registered representatives of Ascend Financial Services, Inc. ("Ascend Financial") or of other broker-dealers who have entered into selling agreements with Ascend Financial. Ascend Financial acts as principal underwriter for the policies. Ascend Financial is a wholly-owned subsidiary of Advantus Capital Management, Inc. Advantus Capital Management, Inc. is a registered investment adviser.
  Ascend Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The policies are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a policy is done in accordance with our rules and standards.
  Commissions to registered representatives on the sale of policies will be premium-based, asset-based or a fixed amount. Commissions for policies under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.
  The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

  In addition, Ascend Financial or Minnesota Life will pay, based uniformly on the sales of the policies by registered representatives, credits which allow registered representatives (agents) who are responsible for sales of the policies to attend conventions and other meetings sponsored by Minnesota Life or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Minnesota Life and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees, etc.

LEGAL MATTERS

  Legal matters in connection with federal securities laws applicable to the issue and sale of the policies have been passed upon by Jones & Blouch L.L.P., 1025 Thomas Jefferson Street, N.W., Suite 405 West, Washington, D.C. 20007. All other legal matters, including the right to issue such policies under Minnesota law and applicable regulations thereunder, have been passed upon by Donald F. Gruber, Assistant General Counsel of Minnesota Life.

LEGAL PROCEEDINGS
  As an insurance company, we are ordinarily involved in litigation. Minnesota Life is of the opinion that such litigation is not material with respect to the policies or the separate account.

EXPERTS

  The separate financial statements of Minnesota Life Variable Universal Life Account and the consolidated financial statements of Minnesota Life included in this prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Robert
M. Olafson, F.S.A., Vice President and Actuary of Minnesota Life, as stated in his opinion filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT

  We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the policies offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, and the policies. Statements contained in this prospectus as to the contents of policies and other legal instruments are summaries, and reference is made to such instruments as filed.

--------------------------------------------------------------------------------
 Appendix I
--------------------------------------------------------------------------------

Illustrations of Account Values and Death Benefits

  The following tables illustrate how the account value and death benefit of a policy change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. In addition, the account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual policy years.
  The tables illustrate both a policy issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program issued a group contract. This assumes a $4.00 monthly administration charge, a 3 percent sales load charge, a 2 percent premium tax charge, and a .25 percent federal tax charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular policy has different administration, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.
  The account value column in the tables with the heading "Using Maximum Mortality Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate when there has been simplified underwriting, which is 125 percent of the maximum allowed under the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table. The account value column in the table with the heading "Using Current Mortality Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."

  The amounts shown for the hypothetical account value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations is at an annual rate of .50 percent. The investment expenses illustrated represent an average of the investment advisory fee charged for all nineteen Portfolios of the Funds. The investment advisory fee for each Portfolio for the last fiscal year is shown under the heading "Fund Charges" in this prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as illustrated under the heading "Fund Charges" in this prospectus. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.25 percent, 4.75 percent and 10.75 percent.

  The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now which produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1 percent of premium expense charge to cover Minnesota Life's increased federal tax expense in that situation.
  The tables illustrate the policy values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no policy loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested. The policy values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the policy's qualification as life insurance under Section 7702 of the Code. Further, the tables may show a decrease in the face amount to a level that the account value immediately prior to the decrease plus the additional illustrated premiums with interest can provide.
  Upon request, we will provide a comparable illustration based on the proposed insured's age, the face amount of insurance, premium amount and frequency of payment, the group size and gender mix among other characteristics of the group and the insurance program.

--------------------------------------------------------------------------------
                                                        Variable Universal Life
--------------------------------------------------------------------------------


                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                       FACE AMOUNT OF INSURANCE--$100,000
                             ANNUAL PREMIUM--$1,800
                           (MONTHLY PREMIUM--$150)(1)

                        USING ASSUMED MORTALITY CHARGES*

                       -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)      6% GROSS(2)      12% GROSS(2)
                      (-1.25% NET)     (4.75% NET)      (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH   ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT   VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- -------- ------- -------- -------- --------
   1    46  $1,800  $ 1,398 $100,000 $ 1,443 $100,000 $  1,488 $100,000
   2    47   1,800    2,758  100,000   2,935  100,000    3,115  100,000
   3    48   1,800    4,082  100,000   4,478  100,000    4,898  100,000
   4    49   1,800    5,371  100,000   6,076  100,000    6,855  100,000
   5    50   1,800    6,614  100,000   7,721  100,000    8,994  100,000
   6    51   1,800    7,824  100,000   9,427  100,000   11,348  100,000
   7    52   1,800    8,980  100,000  11,177  100,000   13,921  100,000
   8    53   1,800   10,094  100,000  12,986  100,000   16,751  100,000
   9    54   1,800   11,156  100,000  14,847  100,000   19,858  100,000
  10    55   1,800   12,157  100,000  16,755  100,000   23,267  100,000
  15    60   1,800   16,258  100,000  27,127  100,000   46,347  100,000
  20    65   1,800   18,303  100,000  38,900  100,000   85,180  102,900
  25    70   1,800   16,568  100,000  51,831  100,000  149,977  172,474
  30    75   1,800    7,132  100,000  65,867  100,000  255,574  271,074

(1)A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.
(2)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

* This illustration uses assumed mortality charges for a group-sponsored program issued a group contract. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."

--------------------------------------------------------------------------------
 Variable Universal Life (continued)
--------------------------------------------------------------------------------


                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                       FACE AMOUNT OF INSURANCE--$100,000
                             ANNUAL PREMIUM--$1,800
                           (MONTHLY PREMIUM--$150)(1)

                        USING MAXIMUM MORTALITY CHARGES

                       -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)      6% GROSS(2)      12% GROSS(2)
                      (-1.25% NET)     (4.75% NET)      (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH   ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT   VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- -------- ------- -------- -------- --------
   1     46 $1,800  $1,059  $100,000 $ 1,094 $100,000 $  1,128 $100,000
   2     47  1,800   2,068   100,000   2,201  100,000    2,338  100,000
   3     48  1,800   3,024   100,000   3,322  100,000    3,637  100,000
   4     49  1,800   3,927   100,000   4,453  100,000    5,035  100,000
   5     50  1,800   4,771   100,000   5,592  100,000    6,539  100,000
   6     51  1,800   5,553   100,000   6,734  100,000    8,156  100,000
   7     52  1,800   6,265   100,000   7,874  100,000    9,893  100,000
   8     53  1,800   6,901   100,000   9,004  100,000   11,760  100,000
   9     54  1,800   7,453   100,000  10,116  100,000   13,765  100,000
  10     55  1,800   7,915   100,000  11,204  100,000   15,921  100,000
  15     60  1,800   8,685   100,000  16,095  100,000   29,683  100,000
  20     65  1,800   5,813   100,000  19,007  100,000   51,215  100,000
  25     70  1,800       0         0  16,819  100,000   88,449  101,716
  30     75  1,800       0         0   2,110  100,000  153,481  162,753

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LiFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                            Variable Universal Life (continued)
--------------------------------------------------------------------------------


                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                       FACE AMOUNT OF INSURANCE--$50,000
                             ANNUAL PREMIUM--$1,800
                           (MONTHLY PREMIUM--$150)(1)

                        USING ASSUMED MORTALITY CHARGES*

                      -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)     6% GROSS(2)      12% GROSS(2)
                     (-1.25% NET)     (4.75% NET)      (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH  ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT  VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- ------- ------- -------- -------- --------
   1    46  $1,800  $ 1,521 $51,521 $ 1,571 $ 51,571 $  1,619 $ 51,619
   2    47   1,800    3,011  53,011   3,203   53,203    3,400   53,400
   3    48   1,800    4,471  54,471   4,902   54,902    5,359   55,359
   4    49   1,800    5,900  55,900   6,668   56,668    7,516   57,516
   5    50   1,800    7,294  57,294   8,500   58,500    9,887   59,887
   6    51   1,800    8,658  58,658  10,407   60,407   12,499   62,499
   7    52   1,800    9,982  59,982  12,379   62,379   15,366   65,366
   8    53   1,800   11,271  61,271  14,427   64,427   18,523   68,523
   9    54   1,800   12,520  62,520  16,547   66,547   21,994   71,994
  10    55   1,800   13,723  63,723  18,738   68,738   25,807   75,807
  15    60   1,800   19,050  69,050  30,830   80,830   51,388  101,388
  20    65   1,800   22,886  72,886  44,744   94,744   92,482  142,482
  25    70   1,800   24,261  74,261  59,737  109,737  158,025  208,025
  30    75   1,800   21,445  71,445  73,918  123,918  261,794  311,794

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 * This illustration uses assumed mortality charges for a group-sponsored program issued a group contract. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."

--------------------------------------------------------------------------------
 Variable Universal Life (continued)
--------------------------------------------------------------------------------


                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                       FACE AMOUNT OF INSURANCE--$50,000
                             ANNUAL PREMIUM--$1,800
                           (MONTHLY PREMIUM--$150)(1)

                        USING MAXIMUM MORTALITY CHARGES

                      -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)     6% GROSS(2)     12% GROSS(2)
                     (-1.25% NET)     (4.75% NET)     (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH  ACCOUNT  DEATH  ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT  VALUE  BENEFIT  VALUE   BENEFIT
------  --- ------- ------- ------- ------- ------- -------- --------
   1     46 $1,800  $ 1,333 $51,333 $ 1,377 $51,377 $  1,419 $ 51,419
   2     47  1,800    2,628  52,628   2,796  52,796    2,968   52,968
   3     48  1,800    3,883  53,883   4,259  54,259    4,658   54,658
   4     49  1,800    5,098  55,098   5,765  55,765    6,503   56,503
   5     50  1,800    6,269  56,269   7,315  57,315    8,518   58,518
   6     51  1,800    7,396  57,396   8,906  58,906   10,716   60,716
   7     52  1,800    8,473  58,473  10,537  60,537   13,113   63,113
   8     53  1,800    9,498  59,498  12,205  62,205   15,727   65,727
   9     54  1,800   10,466  60,466  13,907  63,907   18,574   68,574
  10     55  1,800   11,374  61,374  15,640  65,640   21,676   71,676
  15     60  1,800   14,925  64,925  24,705  74,705   41,947   91,947
  20     65  1,800   16,356  66,356  33,951  83,951   73,212  123,212
  25     70  1,800   14,552  64,552  41,980  91,980  121,121  171,121
  30     75  1,800    7,783  57,783  46,284  96,284  194,273  244,273

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                            Variable Universal Life (continued)
--------------------------------------------------------------------------------


                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                       FACE AMOUNT OF INSURANCE--$100,000
                             ANNUAL PREMIUM--$3,000
                           (MONTHLY PREMIUM--$250)(1)

                        USING ASSUMED MORTALITY CHARGES*

                       -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)      6% GROSS(2)      12% GROSS(2)
                      (-1.25% NET)     (4.75% NET)      (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH   ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT   VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- -------- ------- -------- -------- --------
   1    56  $3,000  $ 2,151 $100,000 $ 2,221 $100,000 $  2,290 $100,000
   2    57   3,000    4,231  100,000   4,503  100,000    4,781  100,000
   3    58   3,000    6,243  100,000   6,852  100,000    7,500  100,000
   4    59   3,000    8,167  100,000   9,252  100,000   10,452  100,000
   5    60   3,000   10,018  100,000  11,720  100,000   13,682  100,000
   6    61   3,000   11,787  100,000  14,254  100,000   17,217  100,000
   7    62   3,000   13,458  100,000  16,841  100,000   21,078  100,000
   8    63   3,000   15,014  100,000  19,470  100,000   25,293  100,000
   9    64   3,000   16,458  100,000  22,150  100,000   29,918  100,000
  10    65   3,000   17,764  100,000  24,863  100,000   34,989  100,000
  15    70   3,000   21,852  100,000  38,928  100,000   69,800  100,000
  20    75   3,000   19,280  100,000  53,295  100,000  131,160  138,940
  25    80   3,000    5,859  100,000  69,670  100,000  233,439  245,111
  30    85   3,000        0        0  94,547  100,000  398,807  418,747

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 * This illustration uses assumed mortality charges for a group-sponsored program issued a group contract. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."

--------------------------------------------------------------------------------
 Variable Universal Life (continued)
--------------------------------------------------------------------------------


                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                       FACE AMOUNT OF INSURANCE--$100,000
                             ANNUAL PREMIUM--$3,000
                           (MONTHLY PREMIUM--$250)(1)

                        USING MAXIMUM MORTALITY CHARGES

                       -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)      6% GROSS(2)      12% GROSS(2)
                      (-1.25% NET)     (4.75% NET)      (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH   ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT   VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- -------- ------- -------- -------- --------
   1     56 $3,000  $1,478  $100,000 $ 1,526 $100,000 $  1,574 $100,000
   2     57  3,000   2,849   100,000   3,035  100,000    3,225  100,000
   3     58  3,000   4,111   100,000   4,523  100,000    4,961  100,000
   4     59  3,000   5,261   100,000   5,987  100,000    6,793  100,000
   5     60  3,000   6,290   100,000   7,418  100,000    8,724  100,000
   6     61  3,000   7,185   100,000   8,802  100,000   10,756  100,000
   7     62  3,000   7,929   100,000  10,120  100,000   12,891  100,000
   8     63  3,000   8,500   100,000  11,350  100,000   15,125  100,000
   9     64  3,000   8,874   100,000  12,465  100,000   17,457  100,000
  10     65  3,000   9,028   100,000  13,441  100,000   19,891  100,000
  15     70  3,000   5,758   100,000  15,373  100,000   34,159  100,000
  20     75  3,000       0         0   7,084  100,000   54,222  100,000
  25     80  3,000       0         0       0        0   90,153  100,000
  30     85  3,000       0         0       0        0  162,337  170,454

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                             Variable Universal Life (continued)
--------------------------------------------------------------------------------


                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                       FACE AMOUNT OF INSURANCE--$50,000
                             ANNUAL PREMIUM--$3,000
                           (MONTHLY PREMIUM--$250)(1)

                        USING ASSUMED MORTALITY CHARGES*

                      -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)     6% GROSS(2)      12% GROSS(2)
                     (-1.25% NET)     (4.75% NET)      (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH  ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT  VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- ------- ------- -------- -------- --------
   1    56  $3,000  $ 2,460 $52,460 $ 2,540 $ 52,540 $  2,618 $ 52,618
   2    57   3,000    4,859  54,859   5,169   55,169    5,487   55,487
   3    58   3,000    7,198  57,198   7,893   57,893    8,631   58,631
   4    59   3,000    9,466  59,466  10,703   60,703   12,070   62,070
   5    60   3,000   11,671  61,671  13,610   63,610   15,840   65,840
   6    61   3,000   13,806  63,806  16,611   66,611   19,971   69,971
   7    62   3,000   15,860  65,860  19,700   69,700   24,488   74,488
   8    63   3,000   17,824  67,824  22,868   72,868   29,422   79,422
   9    64   3,000   19,697  69,697  26,118   76,118   34,816   84,816
  10    65   3,000   21,463  71,463  29,437   79,437   40,702   90,702
  15    70   3,000   28,432  78,432  46,844   96,844   79,200  129,200
  20    75   3,000   30,868  80,868  64,069  114,069  137,909  187,909
  25    80   3,000   27,697  77,697  79,444  129,444  228,361  278,361
  30    85   3,000   18,619  68,619  91,815  141,815  371,001  421,001

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

* This illustration uses assumed mortality charges for a group-sponsored program issued a group contract. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."

--------------------------------------------------------------------------------
 Variable Universal Life (continued)
--------------------------------------------------------------------------------


                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                       FACE AMOUNT OF INSURANCE--$50,000
                             ANNUAL PREMIUM--$3,000
                           (MONTHLY PREMIUM--$250)(1)

                        USING MAXIMUM MORTALITY CHARGES

                      -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)     6% GROSS(2)     12% GROSS(2)
                     (-1.25% NET)     (4.75% NET)     (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH  ACCOUNT  DEATH  ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT  VALUE  BENEFIT  VALUE   BENEFIT
------  --- ------- ------- ------- ------- ------- -------- --------
   1    56  $3,000  $ 2,092 $52,092 $ 2,160 $52,160 $  2,227 $ 52,227
   2    57   3,000    4,104  54,104   4,367  54,367    4,636   54,636
   3    58   3,000    6,033  56,033   6,619  56,619    7,242   57,242
   4    59   3,000    7,878  57,878   8,917  58,917   10,066   60,066
   5    60   3,000    9,635  59,635  11,256  61,256   13,123   63,123
   6    61   3,000   11,296  61,296  13,630  63,630   16,430   66,430
   7    62   3,000   12,852  62,852  16,031  66,031   20,003   70,003
   8    63   3,000   14,293  64,293  18,445  68,445   23,858   73,858
   9    64   3,000   15,605  65,605  20,861  70,861   28,010   78,010
  10    65   3,000   16,780  66,780  23,266  73,266   32,479   82,479
  15    70   3,000   20,340  70,340  34,780  84,780   60,546  110,546
  20    75   3,000   18,610  68,610  43,479  93,479  100,636  150,636
  25    80   3,000    8,484  58,484  44,637  94,637  156,122  206,122
  30    85   3,000        0       0  31,629  81,629  231,942  281,942

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                                    Appendix II
--------------------------------------------------------------------------------


Policy Loan Example

As an example of the effect of a policy loan upon the policy account value and the death benefit, assume a policy of an insured age 45 with the following characteristics: The Variable Universal Life Policy has an Option B death benefit with a level face amount of $50,000. Further, assume that 100 percent of net premiums are invested in the sub-accounts of the Variable Universal Life Account, that the gross investment rate in the Variable Universal Life Account was 12 percent each year and that Minnesota Life deducted assumed mortality charges. This situation is shown in Appendix I, "Illustrations of Account Values and Death Benefits."
  Now assume that the insured, who is also the owner of the policy, takes a policy loan in the amount of $5,000 at the end of the fourth policy year.
  When a policy loan is taken, the net cash value is reduced by the amount borrowed and any accrued interest subsequently charged. The amount borrowed continues to be a part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. Interest is charged on the policy loan at a policy loan interest rate of 8 percent per year. Interest is also credited to a policy when there is a policy loan. Interest credits on the policy loan are at a rate which is not less than the policy loan interest rate less 2 percent per year. Assume the interest credits in this example will be at 6 percent per year.
  The following table shows the effect on the end of fifth year account value and death benefit, if a policy loan of $5,000 is made at the end of the fourth year.

               End of Year                                      End of Year
              Account Value                                    Death Benefit
      With Loan           Without Loan                 With Loan                 Without Loan
      ---------           ------------                 ---------                 ------------
       $9,647                $9,887                     $59,647                    $59,887

  Note that the difference in the account values here represents the difference between the actual policy performance in the sub-accounts of the Variable Universal Life Account and the interest credited on the principal amount of the policy loan. If interest credited on a policy loan exceeds the policy performance, then a policy with a loan will have a greater value than a policy with no loan activity. Where policy performance exceeds the interest credited on a policy loan, the resulting policy value will be lower than it would have been if the loan were not made.
  Now consider an identical situation to that above except that the death benefit is under Option A with a face amount of insurance of $100,000. This situation is also shown in Appendix I, "Illustrations of Account Values and Death Benefits." The following table shows the effect on the same fifth year values if a policy loan of $5,000 is made at the end of the fourth year.

               End of Year                                      End of Year
              Account Value                                    Death Benefit
      With Loan           Without Loan                 With Loan                 Without Loan
      ---------           ------------                 ---------                 ------------
       $8,754                $8,994                    $100,000                    $100,000

  The account values above under the "With Loan" headings include the loan account value, that is, the amount of the loan plus accrued interest subsequently credited. If the insured were to surrender the policy at the end of the fifth year, he or she would receive only the net cash value in the sub-accounts of the Variable Universal Life Account. The net cash value equals the account value less the loan account value since there are no charges due.
  Similarly, if the insured were to die at the end of the fifth year we would pay out the death benefit listed under the "With Loan" heading less the loan account value.

                                    PART II

                              OTHER INFORMATION

                          INDEMNIFICATION UNDERTAKING

The State of Minnesota has an indemnification statute, found at Minnesota Statutes 300.083, as amended, effective January 1, 1984, which required indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual, after a written request, by the Board of Directors. The Board of Directors must receive an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or; (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholders of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, The Minnesota Mutual Life Insurance Company and Minnesota Mutual Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                           RULE 26(E) REPRESENTATION

Minnesota Life Insurance Company hereby represents that, as to the variable life insurance policies which are the subject of this Registration Statement, File No. 33-85496, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

     The Facing Sheet.
     Cross Reference Sheet.
     Part I

          The prospectus consisting of 111 pages.
     Part II
          Undertakings and Representations
     The Signatures.

     Written consents of the following persons to be added by amendment:
          Donald F. Gruber, Esq.
          KPMG Peat Marwick LLP
          Robert M. Olafson, F.S.A.
          Jones & Blouch L.L.P.
     The following Exhibits:

A.   Exhibits described in Item IX(A) of Form N-8B-2.

     (1) The indenture or agreement under the terms of which the trust was organized or issued securities.

               Resolution of the Board of Trustees of The Minnesota Mutual Life Insurance Company dated August 8, 1994 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

     (2) The indenture or agreement pursuant to which the proceeds of payments of securities are held by the custodian or trustee, if such indenture or agreement is not the same as the indenture or agreement referred to immediately above.

               None.

     (3)  Distributing Policies:

          (a) Agreements between the trust and principal underwriter or between the depositor and principal underwriter.

                    Distribution Agreement filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

          (b) Specimen of typical agreements between principal underwriter and dealers, managers, sales supervisors and salesmen.

                    Agent Sales Agreement filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

          (c)  Schedules of sales commissions referred to in Item 38(c).

                    Sales Commission Schedule filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

     (4) Any agreement between the depositor, principal underwriter and the custodian or trustee other than indentures or agreements set forth above as paragraphs (1), (2) and (3) with respect to the trust or its securities.

               None.

     (5)  The form of each type of security.

          (a)  Group Variable Universal Life Policy, form MHC-94-18660
               Rev. 1-95.

          (b) Group Variable Universal Life Policy Certificate, Level Death Benefit, form MHC-94-18661 Rev. 1-95.

          (c) Group Variable Universal Life Policy Certificate, Variable Death Benefit, form MHC-94-18662 Rev. 1-95.

          (d) Special Rider for use with Group Policy, form MHC-94-18672 Rev. 1-95.

          (e) Spouse Coverage for use with Group Policy Certificate, Level Death Benefit, form MHC-94-18670 Rev. 1-95.

          (f) Spouse Coverage for use with Group Policy Certificate, Variable Death Benefit, form MHC-94-18671 Rev. 1-95

          (g) Waiver Agreement, Certificate Supplement, for use with Group Policy, form MHC-94-18676.

          (h) Children's Rider, Certificate Supplement, for use with Group Policy, form MHC-94-18679.

          (i) Accidental Death and Dismemberment Rider, Certificate Supplement, for use with Group Policy, form MHC-94-18680.

          (j) Accelerated Benefits Agreement, for use with Group Policy, form MHC-94-18677.

          (k) Accelerated Benefits, Certificate Supplement, for use with Group Policy, form MHC-94-18678.

          (l) Policy Rider - Children's Benefit, for use with Group Policy, form MHC-94-18681.

          (m) Policy Rider - Accidental Death and Dismemberment, for use with Group Policy, form MHC-94-18682.

          (n) Policy Rider - Waiver of Premium, for use with Group Policy, form MHC-94-18683.

          (o) Individual Variable Universal Life Policy, Level Death Benefit, form MHC-94-18665 Rev. 1-95.

          (p) Individual Variable Universal Life Policy, Variable Death Benefit, form MHC-94-18673 Rev. 1-95.

          (q) Individual Policy Rider - Accelerated Benefits Agreement, for use with the Individual Policy, form MHC-94-18686.

          (r) Individual Policy Rider - Accidental Death and Dismemberment Benefit, for use with the Individual Policy, form MHC-94-18687.

          (s) Individual Policy Rider - Waiver Agreement, for use with the Individual Policy, form MHC-94-18688.

          (t) Individual Policy Rider - Children's Benefit, for use with the Individual Policy, form MHC-94-18689.

          (u) Policyholder Contribution Rider, for use with the Group Policy, form MHC-96-18701.

          (v) Policyholder Contribution Certificate Supplement, for use with the Group Policy, form MHC-96-18702.

          (w) Spouse and Child Term Life Insurance Policy Rider, for use with the Group Policy, form MHC-96-18703.

          (x) Spouse and Child Term Life Insurance Certificate Supplement, for use with the Group Policy, form MHC-96-18704.

     (6) The certificate of incorporation or other instrument of organization and bylaws of the depositor.

          (a)  Restated Certificate of Incorporation of the Depositor.

          (b)  Bylaws of the Depositor.

     (7) Any insurance policy under a contract between the trust and the insurance company or between the depositor and the insurance company, together with the table of insurance premiums.

               None.

     (8) Any agreement between the trust or the depositor concerning the trust with the issuer, depositor, principal underwriter or investment adviser of any underlying investment company or any affiliated person of such persons.

               None.

     (9) All other material not entered into in the ordinary course of business of the trust or of the depositor concerning the trust.

               None.

     (10) Form of application for a periodic payment plan certificate.

          (a)  Group Variable Universal Life Policy.

               (i) Group Variable Universal Life Policy Application, form MHC-94-18663 Rev. 2-96.

               (ii) Group Variable Universal Life Policy, Individual enrollment, form MHC-94-18664 Rev. 2-96, employer/employee paid.

               (iii) Group Variable Universal Life Policy, Individual
                     enrollment, form MHC-94-18684 Rev. 2-96, employee paid.

               (iv) Group Variable Universal Life Policy, Individual enrollment, form MHC-94-18685 Rev. 2-96, employer paid.

               (v) Group Variable Universal Life Policy, Evidence of Insurability form, form MHC-94-18669.

               (vi) Group Variable Universal Life Policy, Spouse Enrollment, form MHC-94-18667 Rev. 2-96.

B.   A specimen copy of each security being registered.

     See Exhibits listed under A.(5) above.

C. An opinion of counsel as to the legality of the securities being registered.

          Opinion and Consent of Donald F. Gruber, Esq., to be supplied by amendment.

D.   Consent of KPMG Peat Marwick LLP., to be supplied by amendment.

E. Opinion and Consent of Mr. Robert M. Olafson, F.S.A., to be supplied by amendment.

F.   Consent of Jones & Blouch L.L.P., to be supplied by amendment.

G. Minnesota Life Insurance Company - Power of Attorney to Sign Registration Statements.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Depositor, Minnesota Life Insurance Company, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Saint Paul, and State of Minnesota, on the 3rd day of March, 1999.

                MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                  (Registrant)

                   By: MINNESOTA LIFE INSURANCE COMPANY
                   By
                      -----------------------------------------------
                                Robert L. Senkler
                         Chairman of the Board, President
                            and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Depositor, Minnesota Life Insurance Company, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 3rd day of March, 1999.

                         MINNESOTA LIFE INSURANCE COMPANY


                   By
                      -----------------------------------------------
                                Robert L. Senkler
                         Chairman of the Board, President
                           and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.


     Signature                     Title                     Date
     ---------                     -----                     ----
                                   Chairman of the           March 3, 1999
--------------------------         Board, President
Robert L. Senkler                  and Chief
                                   Executive Officer

*                                  Director
--------------------------
Giulio Agostini

*                                  Director
--------------------------
Anthony L. Andersen


     Signature                     Title                     Date
     ---------                     -----                     ----
*                                  Director
--------------------------
John F. Grundhofer


*                                  Director
--------------------------
David S. Kidwell, Ph.D.

*                                  Director
--------------------------
Reatha C. King, Ph.D.

                                   Director
--------------------------
William B. Lawson, Sr.

*                                  Director
--------------------------
Thomas E. Rohricht

*                                  Director
--------------------------
Michael E. Shannon

*
--------------------------         Director
Frederick T. Weyerhaeuser

                                   Vice President             March 3, 1999
--------------------------         (chief financial officer)
Gregory S. Strong

                                   Vice President             March 3, 1999
--------------------------         (chief accounting officer)
Gregory S. Strong

                                   Attorney-in-Fact           March 3, 1999
--------------------------
Dennis E. Prohofsky

*Pursuant to power of attorney dated October 19, 1998, a copy of which is filed herewith.

Exhibit              EXHIBIT INDEX
Number           Description of Exhibit
------           ----------------------

A.5(a)        Group Variable Universal Life Policy, form MHC-94-18660 Rev. 1-95.

A.5(b) Group Variable Universal Life Policy Certificate, Level Death Benefit, form MHC-94-18661 Rev. 1-95.

A.5(c) Group Variable Universal Life Policy Certificate, Variable Death Benefit, form MHC-94-18662 Rev. 1-95.

A.5(d)        Special Rider for use with Group Policy, form MHC-94-18672 Rev.
              1-95.

A.5(e) Spouse Coverage for use with Group Policy Certificate, Level Death Benefit, form MHC-94-18670 Rev. 1-95.

A.5(f) Spouse Coverage for use with Group Policy Certificate, Variable Death Benefit, form MHC-94-18671 Rev. 1-95.

A.5(g) Waiver Agreement, Certificate Supplement, for use with Group Policy, form MHC-94-18676.

A.5(h) Children's Rider, Certificate Supplement, for use with Group Policy, form MHC-94-18679.

A.5(i) Accidental Death and Dismemberment Rider, Certificate Supplement, for use with Group Policy, form MHC-94-18680.

A.5(j) Accelerated Benefits Agreement, for use with Group Policy, form MHC-94-18677.

A.5(k) Accelerated Benefits, Certificate Supplement, for use with Group Policy, form MHC-94-18678.

A.5(l) Policy Rider - Children's Benefit, for use with Group Policy, form MHC-94-18681.

A.5(m) Policy Rider - Accidental Death and Dismemberment, for use with Group Policy, form MHC-94-18682.

A.5(n) Policy Rider - Waiver of Premium, for use with Group Policy, form MHC-94-18683.

A.5(o) Individual Variable Universal Life Policy, Level Death Benefit, form MHC-94-18665 Rev. 1-95.

A.5(p) Individual Variable Universal Life Policy, Variable Death Benefit, form MHC-94-18673 Rev. 1-95.

A.5(q) Individual Policy Rider - Accelerated Benefits Agreement, for use with the Individual Policy, form MHC-94-18686.

A.5(r) Individual Policy Rider - Accidental Death and Dismemberment Benefit, for use with the Individual Policy, form MHC-94-18687.

A.5(s) Individual Policy Rider - Waiver Agreement, for use with the Individual Policy, form MHC-94-18688.

A.5(t) Individual Policy Rider - Children's Benefit, for use with the Individual Policy, form MHC-94-18689.

A.5(u) Policyholder Contribution Rider, for use with the Group Policy, form MHC-96-18701.

A.5(v) Policyholder Contribution Certificate Supplement, for use with the Group Policy, form MHC-96-18702.

A.5(w) Spouse and Child Term Life Insurance Policy Rider, for use with the Group Policy, form MHC-96-18703.

A.5(x) Spouse and Child Term Life Insurance Certificate Supplement, for use with the Group Policy, form MHC-96-18704.

A.6(a)        Restated Certificate of Incorporation of the Depositor.

A.6(b)        Bylaws of the Depositor.

A.10(a)(i)    Group Variable Universal Life Policy Application, form MHC-94-
              18663 Rev. 2-96.

A.10(a)(ii)   Group Variable Universal Life Policy, Individual enrollment, form
              MHC-94-18664 Rev. 2-96.

A.10(a)(iii)  Group Variable Universal Life Policy, Individual
              enrollment, form MHC-94-18684 Rev. 2-96.

A.10(a)(iv)   Group Variable Universal Life Policy, Individual enrollment, form
              MHC-94-18685 Rev. 2-96.

A.10(a)(v)    Group Variable Universal Life Policy, Evidence of Insurability
              form, form MHC-94-18669.

A.10(a)(vi)   Group Variable Universal Life Policy, Spouse Enrollment, form MHC-
              94-18667 Rev. 2-96.

G. The Minnesota Mutual Life Insurance Company - Power of Attorney to Sign Registration Statements.